Nationwide Family of Funds Annual Report   2001




                                              Gartmore  Millennium  Growth  Fund
                                                          Gartmore  Growth  Fund
                                                   Gartmore  Total  Return  Fund
Nationwide                                  Gartmore  Value  Opportunities  Fund
Family  of  Funds                                     Gartmore  Growth  20  Fund

ANNUAL MESSAGE
TO SHAREHOLDERS
Oct. 31, 2001
Paul J. Hondros
President, Chief Executive Officer
Villanova Capital

DEAR FELLOW SHAREHOLDERS:

     During 2001, mutual fund investors were caught in one of the most broad-based market declines on record. The strength and resilience of America's economy and our national psyche were fiercely tested. Declining corporate earnings, economic recession, rising unemployment and international terrorist activity served to amplify market volatility.

     Combined, these forces served to underscore the importance of diversification and asset allocation, coupled with sound professional investment advice.

ECONOMIC RECESSION

     The intense market volatility and economic slowdown that began in 2000 continued unabated into 2001, fueled by lagging sales, unsold inventories, negative corporate earnings reports and mounting layoffs. According to statistics released by the National Bureau of Economic Research, the U.S. economy officially entered into a recession at the end of March.

     As we were preparing our April 30 midyear report to you, the slowing economy, high inventories and the market's ultra sensitivity to even a hint of bad news had driven most of the major U.S. equity benchmarks deep into negative territory.

DIRE STRAITS FOR EQUITY

     2001 was exceptionally tough on growth and technology investors, and our growth fund offerings followed suit. Growth's benchmark, the Russell 1000 Growth Index, posted a -39.95% return at the close of our reporting year. The Nasdaq Composite Index was down -37.11%, and the S&P 500 Index was down -12.07% as of April 30. By Oct. 31, these key performance benchmarks had dipped further to returns of -49.84% and -24.90%, respectively.

     For a more detailed performance report on all the Nationwide Family of Funds, please read the portfolio management discussions that follow.

 THE FED'S MONETARY STIMULUS

     Since Jan. 3, 2001, the Fed has moved aggressively to fuel the economy. By Aug. 21, seven rate cuts-a total of 300 basis points-dropped the Fed rate to 3.5%.

     Following Sept. 11, the Fed undertook four more cuts-an additional 175 basis points-bringing the interest rate to a 40-year low of 1.75% on Dec. 11.

CONGRESS' PENDING FISCAL STIMULUS PACKAGE

     As the calendar year ends, Congress is slogging through debates on a large economic stimulus package.

     On the surface, this package has the potential to lower marginal tax rates for some individuals and corporations, modestly extend unemployment benefits to cushion corporate cost-cutting layoffs, and increase spending on security to help renew confidence in domestic air travel.

     However, the final package may be fairly diluted by all the politics. If so, the financial markets may react negatively because they were expecting federal surpluses to pay for backloaded tax cuts during the next decade.

INTERNATIONAL MARKETS

     The United Kingdom, European and Pacific Rim countries also are implementing stimulative fiscal policies. However, the Pacific Rim is being pulled down by Japan as its core companies continue to struggle with costs, and pink slips continue to pile up.

THE STRUGGLE: OPTIMISM FOR TOMORROW VS. TODAY'S CORPORATE EARNINGS REALITY

     Increasing market liquidity-fostered by aggressive domestic and international monetary initiatives, controlled inflation and a proactive U.S. fiscal policy-should eventually take hold and resuscitate earnings and the equity markets.

      In the near term, investors will remain engaged in the struggle to overcome poor corporate earnings. This scenario was underscored when the markets were hit by grim profit outlooks from the nation's leading "blue chip" companies just as we were in the final stages of preparing this report.

WE DO SEE SIGNS OF RECOVERY

     Historically, the markets have tended to begin responding to the Fed's easings within nine to 12 months, while stock prices have tended to anticipate upturns in profits by six months.

     In keeping with this trend, the Fed's rate reductions during the first quarter of 2001 appeared to be providing liquidity, helping equities modestly advance as we went to press with this report in late December.

     According to the U.S. Labor Department, productivity growth remains remarkably strong and jobless claims are down from their October peak. Inflation rates in the United States and Europe are expected to remain under control, falling to between 1% and 1.5% during 2002.

     Also, growth investing-particularly in technology-made advances during November and December. As Christmas approached, the Nasdaq was up around 2,000, the Dow was at 10,000 and the S&P 500 was at 1,100. On the international front, emerging markets, Latin America and the Pacific/Asia (ex-Japan) markets also were showing signs of improvement, posting impressive returns since Sept. 30.

     Despite these early indicators, we remain cautious. Consequently, although we believe corporate profits will be weak well into the second quarter of 2002, we're becoming less defensive in our portfolio construction as the 2001 calendar year concludes.

OUR UNWAVERING COMMITMENT TO YOU

     This is a fundamentally different economy than it was 10 years ago. The world and financial markets have changed forever, and the next few years will be very challenging for investors.

     We earnestly believe a successful investment portfolio in the years to come will rely heavily upon a professionally advised, diversified global asset allocation strategy that looks beyond consensus thinking for excellent opportunities overlooked by others.

     Whatever the markets hold for us going forward, we will remain steadfast in our commitment to provide you with a diverse range of investment solutions built on global talent and expertise, and disciplined, world-class investment processes. Our mission remains to produce competitive, risk-adjusted returns in all of our products to help you meet your investment objectives.

     In keeping with this commitment, on Sept. 10 we announced the addition of Young D. Chin as chief investment officer of our operations in the United States.

     Chin has an impressive 25-year investment track record and a reputation for building world-class equity investment management teams. He was previously with Brown Brothers Harriman & Co., where he served as managing director and head of equity portfolios, fundamental research, quantitative analysis and trading. His experienced leadership was of great value to our team and shareholders as we worked to ensure portfolio stability following Sept. 11.

     On behalf of our investment management team, we wish you a prosperous year and look forward to continuing our relationship with you and your financial professional during 2002.


Sincerely,

/s/Paul J. Hondros

Paul J. Hondros


CONTENTS

     1     Message to Shareholders
     2     Fund Highlights
     5     Gartmore Millennium
           Growth Fund
     8     Gartmore Growth Fund
     11    Gartmore Total Return Fund
     15    Gartmore Value
           Opportunities Fund
     19    Gartmore Growth 20 Fund
     21    Statements of Assets
           and Liabilities
     23    Statements of Operations
     25    Statements of Changes in
           Net Assets
     27    Financial Highlights
     32    Notes to Financial Statements
     40    Independent Auditors' Report

GARTMORE DOMESTIC EQUITY FUND HIGHLIGHTS
--------------------------------------------------------------------------------

GARTMORE MILLENNIUM GROWTH FUND

INVESTMENT STRATEGY

     The Fund seeks long-term capital appreciation by investing primarily in stocks of growth companies that the managers believe are creating fundamental changes in the economy. The companies tend to be characterized by original or innovative products, services and/or processes.

PORTFOLIO MANAGERS
Aaron Harris
Nicholas Ford**

** Mr. Ford became co-manager of the Fund effective October 1, 2001.


TOP TEN HOLDINGS*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                    % OF NET ASSETS
=========================================================
Forest Laboratories, Inc.                            2.7%
Drugs
---------------------------------------------------------
General Dynamics Corp.                               2.4%
Aerospace / Defense
---------------------------------------------------------
Johnson & Johnson                                    2.4%
Medical Products
---------------------------------------------------------
Protein Design Labs, Inc.                            2.2%
Medical - Biomedical / Genetic
---------------------------------------------------------
eBay, Inc.                                           2.2%
Internet Service Providers
---------------------------------------------------------
Exult, Inc.                                          2.0%
Business Services
---------------------------------------------------------
Comcast Corp.                                        2.0%
Telecommunications
---------------------------------------------------------
Jacobs Engineering Group, Inc.                       1.9%
Business Services
---------------------------------------------------------
Pharmaceutical Product Development, Inc.             1.9%
Medical - Biomedical / Genetic
---------------------------------------------------------
Anheuser-Busch Companies, Inc.                       1.9%
Beverages
---------------------------------------------------------


GARTMORE GROWTH FUND

INVESTMENT STRATEGY

     The Fund seeks long-term capital appreciation by investing primarily in common stocks of large-capitalization companies. The Fund looks for companies whose earnings are expected to consis-tently grow faster than other companies in the market.

PORTFOLIO MANAGER
Christopher E. Baggini, CFA


TOP TEN HOLDINGS*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                 % OF NET ASSETS
======================================================
Pfizer, Inc.                                      7.1%
Drugs
------------------------------------------------------
General Electric Co.                              4.8%
Capital Goods
------------------------------------------------------
Microsoft Corp.                                   4.5%
Computer Software & Services
------------------------------------------------------
Cisco Systems, Inc.                               3.6%
Computer Networking
------------------------------------------------------
Johnson & Johnson                                 2.7%
Healthcare
------------------------------------------------------
Tyco International Ltd.                           2.0%
Capital Goods
------------------------------------------------------
Comcast Corp. Class A                             2.0%
Broadcast Media / Cable Television
------------------------------------------------------
PepsiCo, Inc.                                     1.9%
Food & Beverage
------------------------------------------------------
Citigroup, Inc.                                   1.9%
Financial / Banks
------------------------------------------------------
Northrop Grumman Corp.                            1.9%
Aerospace / Defense
------------------------------------------------------

*Excludes short-term investments, cash and cash equivalents.


2  N A T I O N W I D E

GARTMORE DOMESTIC EQUITY FUND HIGHLIGHTS
--------------------------------------------------------------------------------


GARTMORE TOTAL RETURN FUND

INVESTMENT STRATEGY

     The Fund seeks total return from a flexible combination of current income and capital appreciation. To achieve this objective, the Fund invests primarily in the common stock and convertible securities of companies with consistent earnings performance.

PORTFOLIO MANAGERS
Charles F. Bath, CFA
William H. Miller



TOP TEN HOLDINGS*
(Composite Subject to Change)


AS OF OCTOBER 31, 2001                 % OF NET ASSETS
======================================================
Fannie Mae                                        4.5%
Mortgage / Asset-Backed Obligations
------------------------------------------------------
Pfizer, Inc.                                      3.8%
Drugs
------------------------------------------------------
Exxon Mobil Corp.                                 3.7%
Oil & Gas
------------------------------------------------------
Johnson & Johnson                                 3.5%
Healthcare
------------------------------------------------------
Microsoft Corp.                                   3.2%
Computer Software & Services
------------------------------------------------------
Citigroup, Inc.                                   2.0%
Financial / Banks
PepsiCo, Inc.                                     1.9%
Beverages / Soft Drink
------------------------------------------------------
American International Group, Inc.                1.9%
Insurance
------------------------------------------------------
Wells Fargo Co.                                   1.8%
Financial / Banks
------------------------------------------------------
Anheuser-Busch Cos., Inc.                         1.7%
Beverages / Alcoholic
------------------------------------------------------



GARTMORE VALUE OPPORTUNITIES FUND

INVESTMENT STRATEGY

     The Fund seeks long-term capital appreciation by investing primarily in small-capitalization stocks of companies that the portfolio managers consider value companies. The Fund focuses on smaller companies with strong earnings-growth potential, and which the portfolio managers believe have been undervalued by the market.

PORTFOLIO MANAGERS
Mary C. Champagne, CFA, and Jeffrey C. Petherick, CFA, CIC, of
NorthPointe Capital LLC, subadviser to the Fund


TOP TEN HOLDINGS*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                 % OF NET ASSETS
======================================================
Hudson United Bancorp                             1.4%
Banks: Outside New York City
------------------------------------------------------
EarthLink, Inc.                                   1.4%
Consumer Electronics
------------------------------------------------------
Mattel, Inc.                                      1.4%
Toys
------------------------------------------------------
Commerce Bancorp, Inc.                            1.4%
Banks: Outside New York City
------------------------------------------------------
Community First Bankshares, Inc.                  1.4%
Banks: Outside New York City
------------------------------------------------------
SUPERVALU, INC.                                   1.4%
Drug & Grocery Store Chains
------------------------------------------------------
Newfield Exploration Co.                          1.3%
Oil: Crude Producers
------------------------------------------------------
Liberty Property Trust                            1.3%
Real Estate Investment Trusts
------------------------------------------------------
NSTAR                                             1.3%
Utilities: Electrical
------------------------------------------------------
Jacobs Engineering Group, Inc.                    1.3%
Engineering & Contracting Services
------------------------------------------------------

*Excludes short-term investments, cash and cash equivalents.


                                                         N A T I O N W I D E  3

GARTMORE DOMESTIC EQUITY FUND HIGHLIGHTS
--------------------------------------------------------------------------------


GARTMORE GROWTH 20 FUND

INVESTMENT STRATEGY

     The Fund seeks long-term capital appreciation by investing in a concentrated portfolio of stocks whose earnings are expected to grow faster than those of other companies in the market. The Fund typically focuses on a core group of 20 to 30 common stocks with high growth potential.

PORTFOLIO MANAGERS
Christopher E. Baggini, CFA
Aaron Harris

TOP TEN HOLDINGS*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                 % OF NET ASSETS
======================================================
Cisco Systems, Inc.                              11.0%
Telecommunications
------------------------------------------------------
Tyco International Ltd.                           7.1%
Capital Goods
------------------------------------------------------
Microsoft Corp.                                   6.0%
Computer Software & Services
------------------------------------------------------
L-3 Communications Holdings, Inc.                 5.0%
Aerospace / Defense
------------------------------------------------------
Tenet Healthcare Corp.                            5.0%
Healthcare
------------------------------------------------------
Idec Pharmaceuticals Corp.                        4.9%
Healthcare
------------------------------------------------------
Pfizer, Inc.                                      4.9%
Healthcare
------------------------------------------------------
Teradyne, Inc.                                    4.8%
Semiconductors
------------------------------------------------------
Network Associates, Inc.                          4.7%
Computer Software & Services
------------------------------------------------------
Amgen, Inc.                                       4.7%
Healthcare
------------------------------------------------------

*Excludes short-term investments, cash and cash equivalents.


4  N A T I O N W I D E

NATIONWIDE MUTUAL FUNDS
--------------------------------------------------------------------------------


GARTMORE MILLENNIUM GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Gartmore Millennium Growth Fund returned -57.29%(a) versus -42.78% for the Russell Mid Cap Growth Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND PERFORMANCE?

     Absolute performance was impaired by the broad-based market decline that drove most major U.S. equity indices into negative territory. Only two sectors posted positive gains within the Russell Mid Cap Growth Index during the period: integrated oils and consumer staples. However, these sectors did not have much of an impact since together they represented less than 3% of the Index.

     On an absolute basis, the technology sector accounted for almost two-thirds of the Fund's overall decline. The fund's overweighted position in technology, and its emphasis on technology stocks with higher earnings growth earlier in the period, hurt performance relative to the index.

     Relative to the Index, underweighted positions in health care, producer durables and financial services also hurt performance. In addition, stocks within the pharmaceutical, telecommunications and diversified financial services industries detracted from returns.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     Our overweighted position in technology hurt performance in the first six months of the year. Stocks with high earnings growth including Juniper Networks (Internet infrastructure), Palm (handheld devices), Qualcomm (digital wireless communication products) and Ciena (Internet switching systems) all fell hard as the economy slowed (we sold these holdings during the period). Toward the end of the first quarter of 2001, we became more defensive, decreasing our technology weighting and increasing our allocations to other sectors, including energy, utilities, consumer cyclicals, financials and capital goods.

     During the third quarter of 2001, our underweighted position in technology and good stock selection within the sector were major contributors to performance. Our new defense-related positions such as DRS Technologies (leading supplier of defense-related systems) gained from America's new posture on defense.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     We are moving away from our defensive positions and increasing our weightings in more economically sensitive sectors such as technology and consumer cyclicals. We believe that the increased liquidity in the economy as a result of the Fed's interest-rate reductions will provide positive stimulus for the equity markets-especially technology stocks. We have also increased our number of holdings and our representation across sectors. We made small allocations to the following sectors: autos and transportation, integrated oils, materials and processing, and other energy.

PORTFOLIO MANAGERS: AARON HARRIS AND NICHOLAS FORD
(a) PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED. THIS FUND'S TOTAL RETURN IS IMPACTED BY INVESTMENT IN IPOS. ADDITIONALLY, THIS INVESTMENT STRATEGY MAY CAUSE THE FUND'S VOLATILITY AND PORTFOLIO TURNOVER PERCENTAGE TO INCREASE. THERE IS NO GUARANTEE THIS STRATEGY WILL ENHANCE FUND PERFORMANCE IN THE FUTURE.

PORTFOLIO MARKET VALUE $25,173,339

OCTOBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN+
(For Years Ended October 31, 2001)


YEARS                   1       5      10
==========================================
Class A*  w/o SC**  -57.29%  -0.34%  6.31%
          w/SC1     -59.74%  -1.52%  5.68%
------------------------------------------
Class B*  w/o SC**  -58.60%  -1.25%  5.82%
          w/SC2     -60.44%  -1.48%  5.82%
------------------------------------------
Class C*  w/o SC**  -57.73%  -0.51%  6.22%
          w/SC3     -58.51%  -0.71%  6.11%
------------------------------------------
Class D   w/o SC**  -57.00%  -0.17%  6.40%
          w/SC4     -58.93%  -1.08%  5.91%
------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    A 4.50% front-end sales charge was deducted.
+    See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.




DATE         CPI   RUSSELL MID CAP GROWTH  GARTMORE MILLENNIUM GROWTH FUND CLASS D
10/31/1991  10000                   10000                                     9550
----------  -----  ----------------------  ---------------------------------------
10/31/1992  10320                   11005                                    10072
----------  -----  ----------------------  ---------------------------------------
10/31/1993  10604                   13051                                    11541
----------  -----  ----------------------  ---------------------------------------
10/31/1994  10881                   13383                                    12340
----------  -----  ----------------------  ---------------------------------------
10/31/1995  11186                   16627                                    15001
----------  -----  ----------------------  ---------------------------------------
10/31/1996  11521                   19611                                    17913
----------  -----  ----------------------  ---------------------------------------
10/31/1997  11761                   24438                                    22151
----------  -----  ----------------------  ---------------------------------------
10/31/1998  11936                   25032                                    23282
----------  -----  ----------------------  ---------------------------------------
10/31/1999  12242                   34460                                    26381
----------  -----  ----------------------  ---------------------------------------
10/31/2000  12664                   47788                                    41315
----------  -----  ----------------------  ---------------------------------------
10/31/2001  13006                   27344                                    17765
----------  -----  ----------------------  ---------------------------------------




Comparative performance of $10,000 invested in Class D shares of the Gartmore Millennium Growth Fund, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(b), and the Consumer Price Index (CPI)(c) over a 10-year period ended 10/31/01. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The Russell Mid Cap Growth is an unmanaged index of companies with higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                         N A T I O N W I D E  5

STATEMENT OF INVESTMENTS GARTMORE MILLENNIUM GROWTH FUND
--------------------------------------------------------------------------------
                    OCTOBER 31, 2001

                                           SHARES
                                             OR
                                          PRINCIPAL     MARKET
                                           AMOUNT       VALUE
COMMON STOCK  (97.0%)
---------------------------------------------------------------
AEROSPACE / DEFENSE  (6.5%)
Alliant Techsystems, Inc. (b)                 2,900  $  253,054
General Dynamics Corp.                        7,700     628,320
L-3 Communications Holdings, Inc. (b)         5,210     452,593
Raytheon Co.                                 10,400     335,400
                                                     ----------
                                                      1,669,367
                                                     ----------
---------------------------------------------------------------
AUTO TRUCKS & PARTS  (0.9%)
Armor Holdings, Inc. (b)                      4,500     109,260
O'Reilly Automotive, Inc. (b)                 4,600     129,996
                                                     ----------
                                                        239,256
                                                     ----------
---------------------------------------------------------------
BEVERAGES  (1.9%)
Anheuser-Busch Companies, Inc.               11,700     487,422
                                                     ----------
---------------------------------------------------------------
BUSINESS SERVICES  (4.8%)
Cintas Corp.                                  6,000     242,520
Exult, Inc. (b)                              36,100     505,400
Jacobs Engineering Group, Inc. (b)            7,500     491,550
                                                     ----------
                                                      1,239,470
                                                     ----------
---------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (11.1%)
Applied Micro Circuits Corp. (b)             11,900     131,257
Earthlink, Inc. (b)                          33,000     483,449
Emulex Corp. (b)                             11,800     279,424
Extreme Networks, Inc. (b)                   38,500     450,065
Fiserv, Inc. (b)                              8,165     303,638
Informatica Corp. (b)                        49,200     456,084
Legato Systems, Inc. (b)                     23,900     200,521
Sungard Data Systems, Inc. (b)                5,500     138,600
Sybase, Inc. (b)                             18,300     248,880
THQ, Inc. (b)                                 2,500     124,500
                                                     ----------
                                                      2,816,418
                                                     ----------
---------------------------------------------------------------
DISTRIBUTION  (0.5%)
SCP Pool Corp. (b)                            5,700     132,468
DRUGS  (13.0%)
Advance PCS (b)                               3,600     218,772
American Home Products Corp.                  4,600     256,818
AmerisourceBergen Corp. (b)                   1,890     120,128
Cardinal Health, Inc.                         6,130     411,384
Forest Laboratories, Inc. (b)                 9,200     684,296
King Pharmaceuticals, Inc. (b)                9,366     365,180
McKesson Corp.                               11,300     417,987
Medicis Pharmaceutical Corp. Class A (b)      7,300     421,137
OSI Pharmaceuticals, Inc. (b)                 3,400     155,312
Teva Pharmaceutical Industries Ltd.           4,500     278,100
                                                     ----------
                                                      3,329,114
                                                     ----------
---------------------------------------------------------------
EDUCATION  (2.0%)
Apollo Group, Inc. (b)                        6,400     260,160
Career Education Corp. (b)                    9,800     255,486
                                                     ----------
                                                        515,646
                                                     ----------
---------------------------------------------------------------

                                               SHARES
                                                 OR
                                              PRINCIPAL    MARKET
                                               AMOUNT      VALUE
COMMON STOCK  (CONTINUED)
-------------------------------------------------------------------
ELECTRONICS  (3.0%)
DRS Technologies, Inc. (b)                        7,700  $  310,695
Edo Corp.                                         9,600     258,720
Gentex Corp. (b)                                  8,600     204,680
                                                         ----------
                                                            774,095
                                                         ----------
-------------------------------------------------------------------
FINANCIAL / MISCELLANEOUS  (5.4%)
Capital One Financial Corp.                       4,400     181,764
Doral Financial Corp.                            12,900     449,823
Regions Financial Corp.                           5,200     139,932
Schwab (Charles) Corp.                           29,500     379,960
Synovus Financial Corp.                           9,900     227,898
                                                         ----------
                                                          1,379,377
                                                         ----------
-------------------------------------------------------------------
HEALTHCARE  (6.3%)
Accredo Health, Inc. (b)                          3,700     126,244
American Medical Systems Holdings, Inc. (b)      15,000     285,000
Apria Healthcare Group, Inc. (b)                  6,100     140,300
Becton, Dickinson & Co.                           4,300     153,940
Community Health Systems, Inc. (b)               10,800     270,000
Dianon Systems, Inc. (b)                          3,000     138,300
Laboratory Corp. of America Holdings (b)          4,660     401,692
Lifepoint Hospitals, Inc. (b)                     3,600     112,248
                                                         ----------
                                                          1,627,724
                                                         ----------
-------------------------------------------------------------------
INSURANCE  (1.1%)
Willis Group Holdings Ltd. (b)                   12,300     286,467
                                                         ----------
-------------------------------------------------------------------
INTERNET SERVICE PROVIDERS  (2.2%)
eBay, Inc. (b)                                   10,900     572,032
MANUFACTURING  (2.7%)
Engineered Support Systems, Inc.                  5,900     293,761
Masco Corp.                                      19,700     390,651
                                                         ----------
                                                            684,412
                                                         ----------
-------------------------------------------------------------------
MEDICAL - BIOMEDICAL / GENETIC  (5.7%)
Invitrogen Corp. (b)                              3,700     226,958
Millennium Pharmaceuticals, Inc. (b)              7,030     178,984
Pharmaceutical Product Development, Inc. (b)     18,400     490,728
Protein Design Labs, Inc. (b)                    17,360     573,053
                                                         ----------
                                                          1,469,723
                                                         ----------
-------------------------------------------------------------------
MEDICAL - HOSPITALS  (1.1%)
Universal Health Services, Inc. Class B (b)       7,300     294,847
                                                         ----------
-------------------------------------------------------------------
MEDICAL PRODUCTS  (2.4%)
Johnson & Johnson                                10,800     625,428
                                                         ----------


6  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE MILLENNIUM GROWTH FUND CONTINUED
------------------------------------------------------------------
                           OCTOBER 31, 2001

                                           SHARES
                                             OR
                                          PRINCIPAL    MARKET
                                           AMOUNT       VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------------
OIL & GAS  (7.3%)
Encore Acquisition Co. (b)                   10,300  $   133,900
Enron Corp.                                   6,100       84,790
Halliburton Co.                               4,200      103,698
Nabors Industries, Inc. (b)                  10,010      307,707
Noble Affiliates, Inc.                        7,840      289,845
Pride International, Inc. (b)                10,170      130,786
Smith International, Inc. (b)                 4,180      197,714
Spinnaker Exploration Co. (b)                 4,420      193,950
Transocean Sedco Forex, Inc.                  6,180      186,327
XTO Energy, Inc.                             14,115      254,070
                                                     -----------
                                                       1,882,787
                                                     -----------
----------------------------------------------------------------
PIPELINES  (1.6%)
Dynergy, Inc.                                 4,900      175,910
El Paso Corp.                                 4,800      235,488
                                                     -----------
                                                         411,398
                                                     -----------
----------------------------------------------------------------
RETAIL  (2.3%)
BJ's Wholesale Club, Inc. (b)                 5,700      289,389
Fred's, Inc.                                  8,950      293,113
                                                     -----------
                                                         582,502
                                                     -----------
----------------------------------------------------------------
RETAIL / FOOD & DRUG  (3.3%)
Costco Wholesale Corp. (b)                    8,400      317,772
Performance Food Group Co. (b)                4,700      138,133
Smithfield Foods, Inc. (b)                   18,900      397,845
                                                     -----------
                                                         853,750
                                                     -----------
----------------------------------------------------------------
SEMICONDUCTORS  (0.5%)
Marvel Technology Group Ltd. (b)              5,500      133,870
                                                     -----------
----------------------------------------------------------------
STORAGE / WAREHOUSING  (0.7%)
Mobile Mini, Inc. (b)                         5,700      177,726
                                                     -----------
----------------------------------------------------------------
TELECOMMUNICATIONS  (9.8%)
Comcast Corp. (b)                            14,070      504,269
Finisar Corp. (b)                            18,200      142,324
Harris Corp.                                  9,100      311,948
Nokia Corp.                                  18,700      383,537
Redback Networks, Inc. (b)                   73,900      296,339
Sprint PCS Group (b)                          9,300      207,390
Terayon Communications Systems, Inc. (b)     37,200      422,220
Verizon Communications, Inc.                  5,100      254,031
                                                     -----------
                                                       2,522,058
                                                     -----------
----------------------------------------------------------------
TRANSPORTATION & SHIPPING  (0.9%)
Knight Transportation, Inc. (b)               9,840      239,998
                                                     -----------
TOTAL COMMON STOCK                                    24,947,355
                                                     -----------



                                                      SHARES
                                                        OR
                                                     PRINCIPAL      MARKET
                                                      AMOUNT        VALUE
COMMERCIAL PAPER  (0.9%)
---------------------------------------------------------------------------
Philip Morris Co., 2.62%, 11/01/01                  $  226,000  $   225,984
                                                                -----------
TOTAL COMMERCIAL PAPER                                              225,984
                                                                -----------
TOTAL INVESTMENTS (Cost $25,281,968) (a) - (97.9%)               25,173,339
OTHER ASSETS IN EXCESS OF LIABILITIES - (2.1%)                      543,662
                                                                -----------
NET ASSETS - (100.0%)                                           $25,717,001
                                                                ===========
---------------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $321,554. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation         $  1,917,989
     Unrealized depreciation           (2,348,172)
                                     -------------
     Net unrealized depreciation     $   (430,183)
                                     =============
(b)  Denotes a non-income producing security.

See notes to financial statements.


                                                         N A T I O N W I D E  7

NATIONWIDE MUTUAL FUNDS
--------------------------------------------------------------------------------

GARTMORE GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Gartmore Growth Fund (formerly the Nationwide Growth Fund) returned -47.33%(a) versus -39.95% for the Russell 1000 Growth Index, its benchmark index.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND'S PERFORMANCE?

     Absolute performance was impaired by the broad-based market decline. A slowing economy and resultant high inventory levels drove most major U.S. equity indices and sectors into negative territory. Only one sector posted positive gains in the Russell 1000 Growth Index during the period-integrated oils-which was only .06% of the benchmark as of October 31, 2001.

     Large-cap, high growth and leadership stocks retreated sharply in the first half of the period. In March 2001, we increased the diversification of the Fund in reaction to the slowing economy, and we added to our positions in health care, energy and financials. The market rebounded in the second calendar quarter of 2001, anticipating a recovery later this year, and we outperformed the Index as our cyclical and technology stocks performed well. However, during the third calendar quarter we began to position the Fund for the imminent recovery, and performance was hurt once it was clear that the recovery would be delayed, especially following the September 11 attacks.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     Johnson & Johnson was our best-performing stock during the period, driven by higher-than-expected pharmaceutical sales. Our defense-related holdings, Northrop Grumman Corporation and Electronic Data Systems Corporation, also performed well based on America's new posture on defense. Stryker Corporation gained on solid surgical and medical product sales, while Target, the discount retailer, gained as consumers focused on discounted items. High-growth technology stocks hurt performance as their growth rates became unsustainable in the slowing economy. Blue-chip technology stocks such as Cisco, the computer-networking stock, EMC, the data storage provider, and JDS Uniphase, the fiber-optic equipment maker all contributed to the Fund's decline.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     We are moving away from our defensive positions and increasing our weightings in more economically sensitive sectors, including technology and consumer cyclicals. We believe that earnings expectations for economically cyclical stocks have now become too low, and that they have a better chance of meeting or beating expectations than defensive-type positions. Going forward, we believe that the increased liquidity introduced into the economy as a result of the Fed's interest rate reductions will provide positive stimulus for the equity markets-especially technology stocks.

PORTFOLIO MANAGER: CHRISTOPHER BAGGINI, CFA
(a) PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.


PORTFOLIO MARKET VALUE $399,716,410

OCTOBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN+
(For Years Ended October 31, 2001)

YEARS                  1       5      10
==========================================
Class A*  w/o SC**  -47.33%  -2.48%  4.65%
          w/SC1     -50.35%  -3.62%  4.03%
------------------------------------------
Class B*  w/o SC**  -49.10%  -3.49%  4.10%
          w/SC2     -50.98%  -3.68%  4.10%
------------------------------------------
Class C*  w/o SC**  -48.04%  -2.67%  4.55%
          w/SC3     -48.92%  -2.85%  4.44%
------------------------------------------
Class D   w/o SC**  -47.07%  -2.30%  4.74%
          w/SC4     -49.46%  -3.20%  4.26%
------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    A 4.50% front-end sales charge was deducted.
+     See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.




DATE         CPI   RUSSELL 1000 GROWTH  GARTMORE GROWTH CLASS D
10/31/1991  10000                10000                     9550
----------  -----  -------------------  -----------------------
10/31/1992  10320                11082                    10214
----------  -----  -------------------  -----------------------
10/31/1993  10604                11892                    11864
----------  -----  -------------------  -----------------------
10/31/1994  10881                12534                    12544
----------  -----  -------------------  -----------------------
10/31/1995  11186                16198                    15179
----------  -----  -------------------  -----------------------
10/31/1996  11521                19769                    17056
----------  -----  -------------------  -----------------------
10/31/1997  11761                25794                    22533
----------  -----  -------------------  -----------------------
10/31/1998  11936                32150                    26124
----------  -----  -------------------  -----------------------
10/31/1999  12242                43161                    30583
----------  -----  -------------------  -----------------------
10/31/2000  12664                47188                    28678
----------  -----  -------------------  -----------------------
10/31/2001  13006                28339                    15179
----------  -----  -------------------  -----------------------




Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(b), and the Consumer Price Index (CPI)(c) over a 10-year period ended 10/31/01. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The Russell 1000 Growth is comprised of the 1000 largest U.S. companies based upon total market capitalization whose stocks have greater than average growth orientation.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


8  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE GROWTH FUND
--------------------------------------------------------------------------------
                            OCTOBER 31, 2001

                                             SHARES
                                               OR
                                            PRINCIPAL    MARKET
                                             AMOUNT       VALUE
COMMON STOCK  (99.7%)
------------------------------------------------------------------
AEROSPACE / DEFENSE  (3.2%)
Boeing Co.                                     31,000  $ 1,010,600
L-3 Communications Holdings, Inc. (b)          47,690    4,142,830
Northrop Grumman Corp.                         73,270    7,323,337
                                                       -----------
                                                        12,476,767
                                                       -----------
------------------------------------------------------------------
BROADCAST MEDIA / CABLE TELEVISION  (4.4%)
Clear Channel Communications, Inc. (b)         31,400    1,196,968
Comcast Corp. Class A (b)                     221,870    7,914,103
Cox Communications, Inc. Class A (b)           30,280    1,159,724
The Walt Disney Co.                            60,100    1,117,259
Viacom, Inc. Class B (b)                      166,140    6,065,771
                                                       -----------
                                                        17,453,825
                                                       -----------
------------------------------------------------------------------
CAPITAL GOODS  (6.8%)
General Electric Co.                          517,500   18,842,175
Tyco International Ltd.                       163,950    8,056,503
                                                       -----------
                                                        26,898,678
                                                       -----------
------------------------------------------------------------------
COMMUNICATION EQUIPMENT  (3.7%)
Brocade Communications Systems, Inc. (b)      240,110    5,894,701
Juniper Networks, Inc. (b)                    118,380    2,638,690
Motorola, Inc.                                 86,130    1,409,948
Polycom, Inc. (b)                              60,000    1,798,800
QUALCOMM, Inc. (b)                             56,420    2,771,350
                                                       -----------
                                                        14,513,489
                                                       -----------
------------------------------------------------------------------
COMPUTER DATA SECURITY  (0.5%)
VeriSign, Inc. (b)                             50,960    1,972,662
                                                       -----------
------------------------------------------------------------------
COMPUTER EQUIPMENT  (3.8%)
Dell Computer Corp. (b)                       203,340    4,876,093
International Business Machines Corp.          65,000    7,024,550
Sun Microsystems, Inc. (b)                    319,270    3,240,591
                                                       -----------
                                                        15,141,234
                                                       -----------
------------------------------------------------------------------
COMPUTER NETWORKING  (3.6%)
Cisco Systems, Inc. (b)                       831,930   14,076,256
                                                       -----------
------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (8.9%)
Automatic Data Processing, Inc.                38,950    2,012,157
Cadence Design Systems, Inc. (b)              135,200    2,858,128
Electronic Data Systems Corp.                  32,620    2,099,749
Internet Security, Inc. (b)                    81,030    2,143,244
Microsoft Corp. (b)                           307,400   17,875,310
Network Associates, Inc. (b)                  102,330    1,964,736
Oracle Corp. (b)                              296,970    4,026,913
VERITAS Software Corp. (b)                     76,770    2,178,733
                                                       -----------
                                                        35,158,970
                                                       -----------
------------------------------------------------------------------

                                      SHARES
                                        OR
                                     PRINCIPAL    MARKET
                                      AMOUNT       VALUE
COMMON STOCK  (CONTINUED)
-----------------------------------------------------------
CONSUMER GOODS & SERVICES  (1.5%)
The Procter & Gamble Co.                78,590  $ 5,798,370
                                                -----------
-----------------------------------------------------------
DRUGS  (15.5%)
Abbott Laboratories                     29,800    1,578,804
American Home Products Corp.           129,679    7,239,979
Amgen, Inc. (b)                        101,580    5,771,776
Genentech, Inc. (b)                     38,880    2,031,480
IDEC Pharmaceuticals Corp. (b)          82,330    4,938,153
Invitrogen Corp. (b)                    14,400      883,296
King Pharmaceuticals, Inc. (b)          96,620    3,767,214
Merck & Co., Inc.                       76,930    4,908,903
Pfizer, Inc.                           666,000   27,905,400
Pharmacia Corp.                         51,070    2,069,356
                                                -----------
                                                 61,094,361
                                                -----------
-----------------------------------------------------------
ELECTRONICS  (2.7%)
Amphenol Corp. Class A (b)              30,000    1,336,500
Flextronics International Ltd. (b)     225,320    4,483,868
Maxim Integrated Products, Inc. (b)     30,400    1,390,800
Solectron Corp. (b)                    121,600    1,495,680
Teradyne, Inc. (b)                      92,800    2,139,040
                                                -----------
                                                 10,845,888
                                                -----------
-----------------------------------------------------------
ENTERTAINMENT  (1.8%)
AOL Time Warner, Inc. (b)              211,870    6,612,463
Carnival Corp.                          16,700      363,726
                                                -----------
                                                  6,976,189
                                                -----------
-----------------------------------------------------------
FINANCIAL / BANKS  (6.6%)
Bank of America Corp.                   66,330    3,912,807
Citigroup, Inc.                        165,220    7,520,813
Fifth Third Bancorp                     32,080    1,809,954
Goldman Sachs Group, Inc.               25,500    1,993,080
Huntington Bancshares, Inc.             50,800      783,844
MBNA Corp.                             171,470    4,734,287
Morgan Stanley Dean Witter & Co.        25,180    1,231,806
Wells Fargo Co.                        106,320    4,199,640
                                                -----------
                                                 26,186,231
                                                -----------
-----------------------------------------------------------
FINANCIAL / MISCELLANEOUS  (2.0%)
Fannie Mae                              65,900    5,335,264
Merrill Lynch & Co., Inc.               27,100    1,184,541
The BISYS Group, Inc. (b)               27,190    1,414,424
                                                -----------
                                                  7,934,229
                                                -----------
-----------------------------------------------------------
FOOD & BEVERAGE  (3.9%)
Anheuser-Busch Cos., Inc.               85,249    3,551,473
Coca-Cola Co.                           56,810    2,720,063
PepsiCo, Inc.                          154,510    7,526,182
Philip Morris Cos., Inc.                38,675    1,809,990
                                                -----------
                                                 15,607,708
                                                -----------
-----------------------------------------------------------


                                                         N A T I O N W I D E  9

STATEMENT OF INVESTMENTS GARTMORE GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                             OCTOBER 31, 2001

                                             SHARES
                                               OR
                                            PRINCIPAL    MARKET
                                             AMOUNT       VALUE
COMMON STOCK  (CONTINUED)
------------------------------------------------------------------
HEALTHCARE  (6.8%)
Boston Scientific Corp. (b)                   132,550  $ 3,014,187
Bristol-Myers Squibb Co.                       72,400    3,869,780
Ecolab, Inc.                                   25,520      897,794
Johnson & Johnson                             181,110   10,488,079
Laboratory Corp. of America Holdings (b)       33,000    2,844,600
Tenet Healthcare Corp. (b)                     62,730    3,608,230
UnitedHealth Group, Inc.                       33,800    2,222,350
                                                       -----------
                                                        26,945,020
                                                       -----------
------------------------------------------------------------------
HOTELS / MOTELS  (0.5%)
Starwood Hotels & Resorts Worldwide, Inc.      90,920    2,003,877
                                                       -----------
------------------------------------------------------------------
INSURANCE  (2.0%)
ACE Ltd.                                       40,000    1,410,000
American International Group, Inc.             82,293    6,468,230
                                                       -----------
                                                         7,878,230
                                                       -----------
------------------------------------------------------------------
OIL & GAS  (3.8%)
Baker Hughes, Inc.                             87,892    3,149,170
Exxon Mobil Corp.                              96,510    3,807,320
Kerr-McGee Corp.                               28,100    1,618,560
Phillips Petroleum Co.                         35,500    1,931,555
Sunoco, Inc.                                   44,300    1,658,149
Weatherford International, Inc. (b)            79,000    2,704,170
                                                       -----------
                                                        14,868,924
                                                       -----------
------------------------------------------------------------------
PAPER & FOREST PRODUCTS  (0.5%)
Weyerhaeuser Co.                               39,200    1,956,472
                                                       -----------
------------------------------------------------------------------
PRINTING & PUBLISHING  (0.5%)
The New York Times Co., Class A                50,970    2,102,513
                                                       -----------
------------------------------------------------------------------
RAILROADS  (0.3%)
CSX Corp.                                      37,600    1,267,120
                                                       -----------
------------------------------------------------------------------
RETAIL  (6.7%)
BJ's Wholesale Club, Inc. (b)                  84,890    4,309,865
Home Depot, Inc.                              133,000    5,084,590
Lowe's Cos., Inc.                             150,210    5,122,161
Safeway, Inc. (b)                              60,090    2,502,749
Target Corp.                                  123,510    3,847,337
Wal-Mart Stores, Inc.                         112,397    5,777,205
                                                       -----------
                                                        26,643,907
                                                       -----------
------------------------------------------------------------------
SEMICONDUCTORS  (4.4%)
Applied Materials, Inc. (b)                    57,200    1,951,092
Intel Corp.                                   255,160    6,231,007
Intersil Holding Corp. (b)                     90,000    2,947,500
Micron Technology, Inc. (b)                    57,400    1,306,424
Texas Instruments, Inc.                       178,280    4,990,057
                                                       -----------
                                                        17,426,080
                                                       -----------
------------------------------------------------------------------

                                                         SHARES
                                                           OR
                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS  (2.7%)
AT&T Corp.                                                  70,400  $  1,073,600
AT&T Wireless Services, Inc. (b)                            90,000     1,299,600
Bellsouth Corp.                                             43,900     1,624,300
SBC Communications, Inc.                                    40,000     1,524,400
Sprint Corp. (PCS Group) (b)                                68,833     1,534,976
Verizon Communications, Inc.                                74,313     3,701,530
                                                                    ------------
                                                                      10,758,406
                                                                    ------------
--------------------------------------------------------------------------------
UTILITIES  (2.6%)
ChevronTexaco Corp. (b)                                     43,420     3,844,841
Duke Energy Corp.                                          109,430     4,203,206
Xcel Energy, Inc.                                           74,200     2,098,376
                                                                    ------------
                                                                      10,146,423
                                                                    ------------
TOTAL COMMON STOCK                                                   394,131,829
                                                                    ------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER  (1.4%)
Tyco International Ltd., 2.70%,
11/01/01                                              $  5,585,000     5,584,581
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                 5,584,581
                                                                    ------------
TOTAL INVESTMENTS (Cost $408,507,057) (a) - (101.1%)                 399,716,410
                                                                    ------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (-1.1%)                       (4,205,217)
                                                                    ------------
NET ASSETS - (100.0%)                                               $395,511,193
                                                                    ============
--------------------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $17,813,075. cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation         $ 37,940,852
     Unrealized depreciation          (64,544,574)
                                     -------------
     Net unrealized depreciation     $(26,603,722)
                                     =============
(b)  Denotes a non-income producing security.

See notes to financial statements.


10   N A T I O N W I D E

NATIONWIDE MUTUAL FUNDS
--------------------------------------------------------------------------------


GARTMORE TOTAL RETURN FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST THE BENCHMARK?

     For the fiscal year ended October 31, 2001, the Gartmore Total Return Fund (formerly the Nationwide Fund) returned -23.34%(a) versus -24.90% for the S&P 500 Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE PORTFOLIO'S
PERFORMANCE?

     The most important factor contributing to the Fund's outperformance of the benchmark was because of the fund's relative underweighting in the technology sector, which performed very poorly during the 12-month period. Many of the best-performing stocks in the portfolio were in the consumer staples sector. This performance was driven, in part, by consolidations in this sector.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     The strong performance of Fannie Mae, the portfolio's largest holding, helped the overall performance of the Fund. The stock rose more than 6% for the year ended October 31, 2001, a return that compares very favorably to a decline of more than 25% in the S&P 500 Index for the same period. The Fund also benefited from the continuing consolidations in the packaged food industry, especially through its large positions in Quaker Oats and Ralston Purina. Both companies announced they were being acquired by larger competitors. The portfolio was hurt by the poor performance of large technology companies, such as Cisco Systems and EMC Corp.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     We continue to be encouraged by the aggressive interest rate easings implemented by the Federal Reserve Board. Interest rates are now much lower than many investors expected, and this should help stimulate the economy. Despite the serious blow the economy suffered on September 11, we believe that lower interest rates and aggressive fiscal stimulus will encourage a recovery in 2002. Therefore, we have maintained positions in several mid-cap cyclical stocks, such as Maytag and Centex. If the economy recovers in 2002, we expect these companies will benefit and improve the performance of the Fund.

PORTFOLIO MANAGERS: CHARLES BATH, CFA, AND WILLIAM MILLER
(a) PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $1,633,761,902

OCTOBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN+
(For Years Ended October 31, 2001)

YEARS                  1       5      10
==========================================
Class A*  w/o SC**  -23.34%  8.54%  10.61%
          w/SC1     -27.75%  7.26%   9.96%
------------------------------------------
Class B*  w/o SC**  -24.19%  7.85%  10.25%
          w/SC2     -26.88%  7.61%  10.25%
------------------------------------------
Class C*  w/o SC**  -23.79%  8.47%  10.57%
          w/SC3     -25.08%  8.25%  10.46%
------------------------------------------
Class D   w/o SC**  -23.22%  8.63%  10.66%
          w/SC4     -26.69%  7.64%  10.15%
------------------------------------------


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    A 4.50% front-end sales charge was deducted.
+    See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.




DATE         CPI   S&P 500 INDEX  GARTMORE TOTAL RETURN CLASS D
10/31/1991  10000          10000                           9550
----------  -----  -------------  -----------------------------
10/31/1992  10320          10994                          10381
----------  -----  -------------  -----------------------------
10/31/1993  10604          12628                          11020
----------  -----  -------------  -----------------------------
10/31/1994  10881          13126                          11557
----------  -----  -------------  -----------------------------
10/31/1995  11186          16581                          13780
----------  -----  -------------  -----------------------------
10/31/1996  11521          20571                          17378
----------  -----  -------------  -----------------------------
10/31/1997  11761          27189                          24359
----------  -----  -------------  -----------------------------
10/31/1998  11936          33171                          30626
----------  -----  -------------  -----------------------------
10/31/1999  12242          41686                          33771
----------  -----  -------------  -----------------------------
10/31/2000  12664          44225                          34244
----------  -----  -------------  -----------------------------
10/31/2001  13006          33212                          26292
----------  -----  -------------  -----------------------------




Comparative performance of $10,000 invested in Class D shares of the Gartmore Total Return Fund, S&P 500 Index (S&P 500)(b), and the Consumer Price Index
(CPI)(c) over a 10-year period ended 10/31/01. Unlike the Fund, these indices do not reflect any fees, expense, or sales charges.
(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                         N A T I O N W I D E  11

STATEMENT OF INVESTMENTS GARTMORE TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                             SHARES
                                               OR
                                            PRINCIPAL      MARKET
                                             AMOUNT        VALUE
COMMON STOCK  (97.8%)
-------------------------------------------------------------------
AEROSPACE / DEFENSE  (0.8%)
Boeing (The) Co.                              125,826  $  4,101,928
Goodrich (B.F.) Co.                           278,300     5,941,705
Rockwell International Corp.                   46,137       635,768
United Technologies Corp.                      47,953     2,584,187
                                                       ------------
                                                         13,263,588
                                                       ------------
-------------------------------------------------------------------
ALUMINUM  (0.2%)
Alcoa, Inc.                                   125,128     4,037,881
BEVERAGES / ALCOHOLIC  (1.7%)
Anheuser-Busch Cos., Inc.                     679,900    28,324,634
BEVERAGES / SOFT DRINK  (2.1%)
Coca-Cola Co.                                  78,100     3,739,428
PepsiCo, Inc.                                 646,700    31,500,757
                                                       ------------
                                                         35,240,185
                                                       ------------
-------------------------------------------------------------------
BROADCAST MEDIA / CABLE TELEVISION  (1.2%)
AOL Time Warner (b)                           348,890    10,888,857
Comcast Corp. Special Class A (b)              85,500     3,064,320
Univision Communications, Inc. (b)             56,100     1,402,500
Viacom, Inc. Class B (b)                      126,600     4,622,166
                                                       ------------
                                                         19,977,843
                                                       ------------
-------------------------------------------------------------------
CAPITAL GOODS  (5.2%)
Cummins Engine, Inc.                          206,690     6,471,464
Deere & Co.                                    44,740     1,654,933
Dover Corp.                                   244,300     8,049,685
Eaton Corp.                                   273,750    17,914,200
Minnesota Mining & Manufacturing Co.          192,800    20,124,463
PACCAR, Inc.                                  205,800    10,870,356
Pall Corp.                                    518,673    10,529,062
Parker-Hannifin Corp.                         281,500    10,105,850
                                                       ------------
                                                         85,720,013
                                                       ------------
-------------------------------------------------------------------
CHEMICALS  (1.7%)
Dow Chemical Co.                              118,923     3,954,190
E.I. du Pont de Nemours and Co.               175,765     7,028,842
Eastman Chemical Co.                          206,700     7,091,877
Ecolab, Inc.                                  259,900     9,143,282
                                                       ------------
                                                         27,218,191
                                                       ------------
-------------------------------------------------------------------
COMMUNICATION EQUIPMENT  (0.7%)
Lucent Technologies, Inc.                     576,513     3,862,637
Motorola, Inc.                                357,154     5,846,611
Nortel Networks Corp.                         439,100     2,551,171
                                                       ------------
                                                         12,260,419
                                                       ------------
-------------------------------------------------------------------
COMPUTER EQUIPMENT  (4.5%)
Compaq Computer Corp.                         956,550     8,369,813
Dell Computer Corp. (b)                       436,850    10,475,663
EMC Corp. (b)                                 333,560     4,109,459
Hewlett-Packard Co.                           295,918     4,980,300
Intel Corp.                                   820,681    20,041,030
International Business Machines Corp.         236,122    25,517,704
                                                       ------------
                                                         73,493,969
                                                       ------------
-------------------------------------------------------------------

                                            SHARES
                                            OR
                                            PRINCIPAL      MARKET
                                            AMOUNT         VALUE
COMMON STOCK  (CONTINUED)
COMPUTER SOFTWARE & SERVICES  (6.5%)
-------------------------------------------------------------------
Automatic Data Processing, Inc.               115,800  $  5,982,228
BMC Software, Inc. (b)                        188,840     2,845,819
Cadence Design Systems, Inc. (b)              219,400     4,638,116
Cisco Systems, Inc. (b)                     1,314,386    22,239,411
Computer Sciences Corp. (b)                    29,260     1,050,727
Electronic Data Systems Corp.                  85,650     5,513,291
Microsoft Corp. (b)                           917,812    53,370,767
NCR Corp. (b)                                  36,300     1,286,835
PeopleSoft, Inc. (b)                           57,010     1,697,188
Sun Microsystems, Inc. (b)                    497,994     5,054,639
Unisys Corp. (b)                              123,100     1,099,283
VERITAS Software Corp. (b)                     40,800     1,157,904
                                                       ------------
                                                        105,936,208
                                                       ------------
-------------------------------------------------------------------
CONGLOMERATES  (0.7%)
Ingersoll-Rand Co.                            293,950    10,964,335
                                                       ------------
-------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS  (2.8%)
Centex Corp.                                  296,450    11,342,177
Masco Corp.                                   774,100    15,350,403
Sherwin Williams Co.                          278,100     6,774,516
Vulcan Materials Co.                          301,534    12,534,768
                                                       ------------
                                                         46,001,864
                                                       ------------
-------------------------------------------------------------------
CONSUMER DURABLE  (3.3%)
Avery Dennison Corp.                          168,000     7,778,400
Black & Decker Corp.                          543,700    17,991,033
Fortune Brands, Inc.                          275,600    10,155,860
Maytag Corp.                                  686,400    19,136,832
                                                       ------------
                                                         55,062,125
                                                       ------------
-------------------------------------------------------------------
CONSUMER NON-DURABLE  (0.5%)
Kimberly-Clark Corp.                           60,100     3,336,151
Procter & Gamble Co.                           73,900     5,452,342
                                                       ------------
                                                          8,788,493
                                                       ------------
-------------------------------------------------------------------
CONTAINERS  (1.1%)
Sealed Air Corp. (b)                          462,100    18,502,484
DRUGS  (6.3%)
American Home Products Corp.                  414,700    23,152,701
Amgen, Inc. (b)                                67,300     3,823,986
Eli Lilly & Co.                                34,800     2,662,200
Merck & Co., Inc.                              91,900     5,864,139
Pfizer, Inc.                                1,494,875    62,635,263
Schering-Plough Corp.                         147,200     5,472,896
                                                       ------------
                                                        103,611,185
                                                       ------------
-------------------------------------------------------------------
ELECTRICAL EQUIPMENT  (1.3%)
Agilent Technologies, Inc. (b)                 99,280     2,210,966
Cooper Industries, Inc.                       213,000     8,243,100
Emerson Electric Co.                           50,760     2,488,255
Grainger (W.W.),  Inc.                         34,600     1,498,180
SPX Corp. (b)                                  72,400     7,211,040
                                                       ------------
                                                         21,651,541
                                                       ------------
-------------------------------------------------------------------


12  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE TOTAL RETURN FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                SHARES
                                                  OR
                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------------------
ELECTRONICS  (0.8%)
Altera Corp. (b)                                 106,570  $  2,152,714
Tektronix, Inc. (b)                               65,500     1,290,350
Texas Instruments, Inc.                          341,918     9,570,285
                                                          ------------
                                                            13,013,349
                                                          ------------
----------------------------------------------------------------------
ENTERTAINMENT  (0.5%)
The Walt Disney Co.                              445,395     8,279,893
FINANCIAL / BANKS  (9.5%)
Bank of America Corp.                            233,300    13,762,367
Bank of New York Co., Inc.                       430,500    14,641,305
Citigroup, Inc.                                  717,169    32,645,532
Fleet Boston Corp.                               412,400    13,551,464
J.P. Morgan Chase & Co.                          140,672     4,974,162
Mellon Financial Corp.                           566,827    19,045,387
U.S. Bancorp                                     960,430    17,076,445
Wachovia Corp.                                   332,300     9,503,780
Wells Fargo Co.                                  737,693    29,138,874
                                                          ------------
                                                           154,339,316
                                                          ------------
----------------------------------------------------------------------
FINANCIAL / MISCELLANEOUS  (1.6%)
American Express Co.                             158,400     4,661,712
MBNA Corp.                                       803,700    22,190,157
                                                          ------------
                                                            26,851,869
                                                          ------------
----------------------------------------------------------------------
FOOD & RELATED  (2.5%)
General Mills, Inc.                              446,400    20,498,688
Philip Morris Cos., Inc.                         402,900    18,855,720
Tyson Foods, Inc. Class A                        170,100     1,665,279
                                                          ------------
                                                            41,019,687
                                                          ------------
----------------------------------------------------------------------
FURNITURE  (0.7%)
Leggett & Platt, Inc.                            556,900    12,068,023
                                                          ------------
----------------------------------------------------------------------
HEALTHCARE  (7.0%)
Abbott Laboratories                              104,000     5,509,920
Boston Scientific Corp. (b)                      323,200     7,349,568
Johnson & Johnson                              1,005,770    58,244,140
Manor Care, Inc. (b)                             479,440    11,199,718
Medtronic, Inc.                                  241,500     9,732,450
St. Jude Medical, Inc. (b)                       310,400    22,038,400
                                                          ------------
                                                           114,074,196
                                                          ------------
----------------------------------------------------------------------
INSURANCE  (3.0%)
American International Group, Inc.               399,175    31,375,155
Chubb Corp. (The)                                172,600    11,788,580
Loews Corp.                                       73,300     3,723,640
MetLife, Inc.                                    115,400     3,104,260
                                                          ------------
                                                            49,991,635
                                                          ------------
----------------------------------------------------------------------
LEISURE PRODUCTS  (1.7%)
Brunswick Corp.                                1,447,200    25,890,408
Carnival Corp.                                    96,700     2,106,126
                                                          ------------
                                                            27,996,534
                                                          ------------
----------------------------------------------------------------------
MANUFACTURING  (1.2%)
Illinois Tool Works, Inc.                        349,700    20,002,840
                                                          ------------
----------------------------------------------------------------------

                                               SHARES
                                               OR
                                               PRINCIPAL     MARKET
                                               AMOUNT        VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------------------
MORTGAGE / ASSET-BACKED OBLIGATIONS  (4.5%)
Fannie Mae                                       919,900  $ 74,475,104
OIL & GAS  (6.7%)
Anadarko Petroleum Corp.                          36,898     2,105,031
ChevronTexaco Corp. (b)                          287,237    25,434,874
El Paso                                           46,800     2,296,008
Exxon Mobil Corp.                              1,542,918    60,868,114
Royal Dutch Petroleum Co.                        346,960    17,524,950
Transocean Sedco Forex, Inc.                      26,017       784,413
                                                          ------------
                                                           109,013,390
                                                          ------------
----------------------------------------------------------------------
OIL EQUIPMENT & SERVICES  (0.6%)
Dynegy, Inc.                                      46,100     1,654,990
Schlumberger Ltd.                                159,626     7,729,091
                                                          ------------
                                                             9,384,081
                                                          ------------
----------------------------------------------------------------------
PAPER & FOREST PRODUCTS  (1.5%)
International Paper Co.                          336,173    12,034,993
Weyerhaeuser Co.                                 255,741    12,764,034
                                                          ------------
                                                            24,799,027
                                                          ------------
----------------------------------------------------------------------
PRINTING & PUBLISHING  (0.7%)
Gannett Co., Inc.                                171,800    10,857,760
Lexmark International Group, Inc. Class A (b)     10,520       470,770
                                                          ------------
                                                            11,328,530
                                                          ------------
----------------------------------------------------------------------
RAILROADS  (1.9%)
CSX Corp.                                        401,800    13,540,660
Norfolk Southern Corp.                         1,036,400    17,359,700
                                                          ------------
                                                            30,900,360
                                                          ------------
----------------------------------------------------------------------
RESTAURANTS  (0.2%)
McDonald's Corp.                                 109,400     2,852,058
                                                          ------------
----------------------------------------------------------------------
RETAIL  (3.1%)
Costco Wholesale Corp. (b)                        73,900     2,795,637
Home Depot, Inc.                                 214,500     8,200,335
Lowe's Cos., Inc.                                132,600     4,521,660
Target Corp.                                     634,500    19,764,675
Tiffany & Co.                                    298,400     6,979,576
Toys 'R' Us, Inc. (b)                            486,700     9,247,300
                                                          ------------
                                                            51,509,183
                                                          ------------
----------------------------------------------------------------------
RETAIL / FOOD & DRUG  (0.2%)
SYSCO Corp.                                      112,100     2,702,731
Semiconductors  (0.7%)
Applied Materials, Inc. (b)                      126,050     4,299,566
Linear Technology Corp.                           71,420     2,771,096
Micron Technology, Inc. (b)                      195,200     4,442,752
                                                          ------------
                                                            11,513,414
                                                          ------------
----------------------------------------------------------------------
SERVICES  (0.4%)
IMS Health, Inc.                                 142,500     3,045,225
Omnicom Group                                     36,000     2,764,080
                                                          ------------
                                                             5,809,305
                                                          ------------
----------------------------------------------------------------------


                                                         N A T I O N W I D E  13

STATEMENT OF INVESTMENTS GARTMORE TOTAL RETURN FUND CONTINUED
--------------------------------------------------------------------------------
                                   OCTOBER 31, 2001

                                                         SHARES
                                                           OR
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------------------------------
TELECOMMUNICATIONS  (5.0%)
AT&T Corp.                                                 219,263  $    3,343,761
AT&T Wireless Services, Inc. (b)                           435,263       6,285,198
BellSouth Corp.                                            269,134       9,957,958
QUALCOMM, Inc. (b)                                         176,620       8,675,574
Qwest Communications International, Inc.                   353,248       4,574,562
SBC Communications, Inc.                                   380,095      14,485,420
Sprint Corp. (PCS Group) (b)                               203,932       4,547,684
Verizon Communications, Inc.                               411,994      20,521,421
Vodafone Group PLC                                         195,000       4,508,400
Worldcom, Inc. (b)                                         374,754       5,040,441
                                                                    --------------
                                                                        81,940,419
                                                                    --------------
----------------------------------------------------------------------------------
UTILITIES  (3.2%)
Dominion Resources, Inc.                                   430,800      26,330,496
Duke Power Co.                                             118,082       4,535,530
FirstEnergy Corp.                                          108,400       3,735,464
Reliant Energy, Inc.                                       105,900       2,959,905
TXU Corp.                                                  345,300      15,828,552
                                                                        53,389,947
                                                                    --------------
TOTAL COMMON STOCK                                                   1,607,309,849
                                                                    --------------
COMMERCIAL PAPER  (1.6%)
----------------------------------------------------------------------------------
Citigroup, Inc., 2.65%, 11/01/01                       $26,454,000      26,452,053
TOTAL COMMERCIAL PAPER                                                  26,452,053
TOTAL INVESTMENTS (Cost $1,631,218,218) (a) - (99.4%)                1,633,761,902
OTHER ASSETS IN EXCESS OF LIABILITIES - (0.6%)                          10,111,264
                                                                    --------------
NET ASSETS - (100.0%)                                               $1,643,873,166
                                                                    ==============

----------------------------------------------------------------------------------
(a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $19,544,220. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation         $  245,648,865
     Unrealized depreciation           (262,649,401)
                                     ---------------
     Net unrealized depreciation     $  (17,000,536)
                                     ===============
(b)  Denotes a non-income producing security.

See notes to financial statements.


14  N A T I O N W I D E

NATIONWIDE MUTUAL FUNDS
--------------------------------------------------------------------------------


GARTMORE VALUE OPPORTUNITIES FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Gartmore Value Opportunities Fund (formerly the Nationwide Value Opportunities Fund) returned -0.87%(a) versus -12.70% for the Russell 2000 Index, its benchmark, and 8.75% for the Russell 2000 Value Index.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND PERFORMANCE?

     Absolute performance was hurt by the slowing economy and weak profits during the period. From an investment standpoint, the appalling events of September 11 clearly were troubling for the market and the economy. It appears now that the attacks may have accelerated the already negative direction of the market, bringing the market to its low at a much faster pace. Given our relative value approach, we finished out this challenging investment period close to expectations, ahead of the Russell 2000 Index but behind the Russell 2000 Value Index.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     The Fund benefited from strong stock selection in the basic materials, consumer discretionary and technology areas. In the consumer discretionary group, the stocks of Family Dollar Stores, R.R. Donnelley & Sons and R.H. Donnelley were up more than 27% for the fiscal year ended October 31, 2001. In other sectors, stocks such as Jacobs Engineering Group, Jones Lang LaSalle and York International were up an average of 29% for the year.

     The Fund struggled in the auto and transportation, consumer staples, and financial services sectors. In the consumer staples group, PepsiAmericas announced sluggish earnings, causing the stock to underperform its peers. Continental Airlines struggled significantly during the investment period, as did the entire airline industry, which suffered from much deeper financial troubles than most investors anticipated.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     As we look forward, we continue to see a challenging environment marked by fundamental weakness. Nevertheless, valuations are significantly more attractive than they were even three months ago. The market faces uncertainty surrounding future military actions. Furthermore, the potential effects of recent monetary stimulus on our economy remain to be seen. While we believe small cap stocks will be good performers over the long term, we are cognizant of the near-term risks and are proceeding with caution in the portfolio.

PORTFOLIO MANAGER: NORTHPOINTE CAPITAL-SUBADVISER
(a) PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $23,277,724

OCTOBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN
(For Years Ended October 31, 2001)

YEARS                                      1     INCEPTION5
============================================================
Class A                       w/o SC**   -0.87%       12.05%
                              w/SC1      -6.53%        8.50%
------------------------------------------------------------
Class B                       w/o SC**   -1.45%       11.40%
                              w/SC2      -6.37%        9.40%
------------------------------------------------------------
Class C*                      w/o SC**   -1.50%       11.37%
                              w/SC3      -3.41%       10.77%
------------------------------------------------------------
Institutional Service Class4     -0.49%  12.44%
------------------------------------------------------------


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    Not subject to any sales charges.
5    Fund commenced operations on December 29, 1999.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.




DATE         CPI   RUSSELL 2000  GARTMORE VALUE OPPORTUNITIES CLASS A
12/29/1999  10000         10000                                  9425
----------  -----  ------------  ------------------------------------
10/31/2000  10339          9819                                 11723
----------  -----  ------------  ------------------------------------
10/31/2001  10618          7374                                 11621
----------  -----  ------------  ------------------------------------




Comparative performance of $10,000 invested in Class A shares of the Gartmore Value Opportunities Fund, Russell 2000 Index (Russell 2000)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The Russell 2000 is compromised of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                         N A T I O N W I D E  15

STATEMENT OF INVESTMENTS GARTMORE VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                               OCTOBER 31, 2001

                                                       SHARES
                                                         OR
                                                      PRINCIPAL    MARKET
                                                       AMOUNT      VALUE
COMMON STOCK  (89.7%)
---------------------------------------------------------------------------
Advertising Agencies  (0.9%)
R. H. Donnelley Corp. (b)                                 6,200  $  163,680
Ventiv Health, Inc. (b)                                  11,700      46,449
                                                                 ----------
                                                                    210,129
                                                                 ----------
---------------------------------------------------------------------------
AEROSPACE  (0.8%)
Alliant Techsystems, Inc. (b)                             2,100     183,246
                                                                 ----------
---------------------------------------------------------------------------
AIR TRANSPORT  (0.9%)
SkyWest, Inc.                                            11,600     212,280
                                                                 ----------
---------------------------------------------------------------------------
AUTO PARTS: AFTER MARKET  (0.7%)
Superior Industries International, Inc.                   5,100     168,504
                                                                 ----------
---------------------------------------------------------------------------
AUTO PARTS: ORIGINAL EQUIPMENT  (1.0%)
American Axle & Manufacturing                            14,442     244,070
Holdings, Inc. (b)                                                ---------
---------------------------------------------------------------------------
BANKS: OUTSIDE NEW YORK CITY  (6.2%)
City National Corp.                                       6,400     262,400
Commerce Bancorp, Inc.                                    4,500     328,500
Community First Bankshares, Inc.                         13,500     324,270
Cullen/Frost Bankers, Inc.                                6,500     175,240
Hudson United Bancorp                                    13,010     338,130
Trustmark Corp.                                           1,870      44,805
                                                                 ----------
                                                                  1,473,345
                                                                 ----------
---------------------------------------------------------------------------
BEVERAGES: SOFT DRINKS  (0.8%)
PepsiAmericas, Inc.                                      14,600     190,384
                                                                 ----------
---------------------------------------------------------------------------
BIOTECHNOLOGICAL RESEARCH & PRODUCTION  (0.5%)
Cephalon, Inc. (b)                                        1,900     119,795
                                                                 ----------
---------------------------------------------------------------------------
BUILDING: AIR CONDITIONING  (0.8%)
York International Corp.                                  6,300     193,032
                                                                 ----------
---------------------------------------------------------------------------
CHEMICALS  (1.1%)
Cytec Industries, Inc. (b)                                4,500     107,685
Solutia, Inc.                                            12,500     150,000
                                                                 ----------
                                                                    257,685
                                                                 ----------
---------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY  (2.7%)
Adtran, Inc. (b)                                          6,800     157,760
Avaya Inc. (b)                                           11,300     100,909
Harmonic, Inc. (b)                                       20,000     161,400
Harris Corp.                                              6,400     219,392
                                                                 ----------
                                                                    639,461
                                                                 ----------
---------------------------------------------------------------------------
COMPUTER SERVICES: SOFTWARE & SYSTEMS  (2.3%)
Compuware Corp. (b)                                      16,400     168,592
HNC Software, Inc. (b)                                    9,000     155,700
Mentor Graphics Corp. (b)                                12,100     229,416
                                                                 ----------
                                                                    553,708
                                                                 ----------
---------------------------------------------------------------------------
COMPUTER TECHNOLOGY  (1.2%)
Perot Systems Corp. Class A (b)                          16,900     286,455
                                                                 ----------
---------------------------------------------------------------------------

                                                      SHARES
                                                      OR
                                                      PRINCIPAL  MARKET
                                                      AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
---------------------------------------------------------------------------
CONSUMER ELECTRONICS  (1.6%)
EarthLink, Inc. (b)                                      23,000  $  336,950
Take-Two Interactive Software, Inc. (b)                   3,100      43,183
                                                                 ----------
                                                                    380,133
                                                                 ----------
---------------------------------------------------------------------------
CONSUMER PRODUCTS  (1.2%)
International Flavor and Fragrances, Inc.                10,300     293,653
                                                                 ----------
---------------------------------------------------------------------------
CONTAINERS & PACKAGING: PAPER & PLASTIC  (0.5%)
Temple-Inland, Inc.                                       2,600     129,974
                                                                 ----------
---------------------------------------------------------------------------
DIVERSIFIED MATERIALS & PROCESSING  (1.3%)
Ball Corp.                                                5,000     307,700
                                                                 ----------
---------------------------------------------------------------------------
DIVERSIFIED PRODUCTION  (0.8%)
Joy Global, Inc. (b)                                     10,300     179,735
                                                                 ----------
---------------------------------------------------------------------------
DRUG & GROCERY STORE CHAINS  (1.6%)
Longs Drug Stores Corp.                                   2,400      54,648
SUPERVALU, INC.                                          15,100     322,234
                                                                 ----------
                                                                    376,882
                                                                 ----------
---------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS  (0.5%)
Alpharma, Inc. Class A                                    4,400     121,880
                                                                 ----------
---------------------------------------------------------------------------
ELECTRONICS : MEDICAL SYSTEMS  (1.1%)
Lumenis Ltd. (b)                                         12,900     256,710
                                                                 ----------
---------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS / COMPONENTS  (1.5%)
Conexant Systems, Inc. (b)                               10,300     104,545
National Semiconductor Corp. (b)                          9,800     254,604
                                                                 ----------
                                                                    359,149
                                                                 ----------
---------------------------------------------------------------------------
ENGINEERING & CONTRACTING SERVICES  (1.3%)
Jacobs Engineering Group, Inc. (b)                        4,700     308,038
                                                                 ----------
---------------------------------------------------------------------------
FINANCE: SMALL LOAN  (0.4%)
AmeriCredit Corp. (b)                                     6,100      94,550
                                                                 ----------
---------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS  (2.0%)
eFunds Corp. (b)                                         11,600     179,800
                                                                 ----------
---------------------------------------------------------------------------
NDCHealth Corp.                                           8,100     285,120
                                                                 ----------
                                                                    464,920
                                                                 ----------
---------------------------------------------------------------------------
FOODS  (0.8%)
Hormel Foods Corp.                                        7,900     189,600
                                                                 ----------
---------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES  (1.6%)
Caremark Rx, Inc. (b)                                    16,500     221,100
MedQuist, Inc. (b)                                          400       9,720
Trigon Healthcare, Inc. (b)                               2,572     157,895
                                                                 ----------
                                                                    388,715
                                                                 ----------
---------------------------------------------------------------------------
IDENTIFICATION CONTROL & FILTER DEVICES  (1.4%)
Flowserve Corp. (b)                                       5,400     126,252
Hubbell, Inc. Class B                                     7,400     202,168
                                                                 ----------
                                                                    328,420
                                                                 ----------
---------------------------------------------------------------------------


16  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE VALUE OPPORTUNITIES FUND CONTINUED
--------------------------------------------------------------------------------
                                  OCTOBER 31, 2001

                                                   SHARES
                                                     OR
                                                  PRINCIPAL    MARKET
                                                   AMOUNT      VALUE
COMMON STOCK  (CONTINUED)
-----------------------------------------------------------------------
INSURANCE: MULTI-LINE  (2.0%)
Reinsurance Group of America, Inc.                    8,400  $  265,188
StanCorp Financial Group, Inc.                        4,600     204,240
                                                             ----------
                                                                469,428
                                                             ----------
-----------------------------------------------------------------------
INSURANCE: PROPERTY-CASUALTY  (1.2%)
Everest Re Group Ltd.                                 4,100     274,085
                                                             ----------
-----------------------------------------------------------------------
MACHINERY: ENGINES  (0.7%)
Cummins, Inc.                                         5,400     169,074
                                                             ----------
-----------------------------------------------------------------------
MACHINERY: INDUSTRIAL/SPECIALTY  (0.8%)
Ingersoll-Rand Co.                                    4,800     179,040
                                                             ----------
-----------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES  (0.8%)
Key Energy Services, Inc. (b)                        23,000     200,100
                                                             ----------
-----------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES  (3.2%)
Cooper Co., Inc.                                      5,800     278,400
Henry Schein, Inc. (b)                                5,400     182,250
Owens & Minor, Inc.                                  17,200     302,892
                                                             ----------
                                                                763,542
                                                             ----------
-----------------------------------------------------------------------
MEDICAL SERVICES  (1.2%)
Covance, Inc. (b)                                    14,900     273,415
MULTI-SECTOR COMPANIES  (1.4%)
ITT Industries, Inc.                                  3,200     153,888
Trinity Industries, Inc.                              7,300     181,624
                                                             ----------
                                                                335,512
                                                             ----------
-----------------------------------------------------------------------
NETWORK PRODUCTS  (0.7%)
Computer Network Technology Corp. (b)                10,700     156,220
                                                             ----------
-----------------------------------------------------------------------
OIL: CRUDE PRODUCERS  (1.3%)
Newfield Exploration Co. (b)                          9,100     316,771
                                                             ----------
-----------------------------------------------------------------------
PAINTS & COATINGS  (2.6%)
H.B. Fuller Co.                                       4,700     241,721
RPM, Inc.                                            12,200     148,230
Valspar Corp.                                         6,700     224,919
                                                             ----------
                                                                614,870
                                                             ----------
-----------------------------------------------------------------------
PAPER  (0.6%)
Bowater, Inc.                                         3,100     138,632
                                                             ----------
-----------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT  (0.8%)
ATMI, Inc. (b)                                        9,900     188,694
                                                             ----------
-----------------------------------------------------------------------
PUBLISHING: MISCELLANEOUS  (0.6%)
R.R. Donnelley & Sons, Inc.                           5,800     147,900
                                                             ----------
-----------------------------------------------------------------------
PUBLISHING: NEWSPAPERS  (0.6%)
Lee Enterprises, Inc.                                 4,400     151,580
                                                             ----------
-----------------------------------------------------------------------
RAILROAD EQUIPMENT  (1.1%)
Wabtec Corp.                                         20,700     252,540
                                                             ----------
-----------------------------------------------------------------------


                                                  SHARES
                                                  OR
                                                  PRINCIPAL     MARKET
                                                  AMOUNT        VALUE
COMMON STOCK  (CONTINUED)
-----------------------------------------------------------------------
REAL ESTATE  (0.7%)
Jones Lang Lasalle, Inc. (b)                         11,700  $  174,915
-----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS  (7.7%)
Anthracite Capital, Inc.                             16,000     159,040
Arden Realty Group, Inc.                              7,900     194,577
Camden Property Trust                                 7,900     274,920
CBL & Associates Properties, Inc.                     6,700     195,104
FBR Asset Investment Corp.                           10,300     230,720
Liberty Property Trust                               11,600     310,880
Mack-Cali Realty Corp.                                8,500     263,500
Prentiss Properties Trust                             8,100     205,740
                                                             ----------
                                                              1,834,481
                                                             ----------
-----------------------------------------------------------------------
RENTAL & LEASING SERVICES: COMMERCIAL  (1.2%)
Ryder System, Inc.                                    7,200     134,640
United Rentals, Inc. (b)                              7,600     138,700
                                                             ----------
                                                                273,340
                                                             ----------
-----------------------------------------------------------------------
RESTAURANTS  (1.6%)
CEC Entertainment, Inc. (b)                           3,600     139,464
Darden Restaurants, Inc.                              7,200     230,544
                                                             ----------
                                                                370,008
                                                             ----------
-----------------------------------------------------------------------
RETAIL  (5.7%)
AutoNation, Inc. (b)                                 18,600     191,394
Barnes & Noble, Inc. (b)                              3,100     113,925
Blockbuster, Inc.                                     9,400     235,752
Circuit City Stores-Circuit City Group                9,800     134,456
Family Dollar Stores, Inc.                            8,600     248,196
J.C. Penney Co., Inc.                                 6,200     134,664
Pacific Sunwear of California, Inc. (b)               6,600      90,750
Venator Group, Inc. (b)                              14,300     207,350
                                                             ----------
                                                              1,356,487
                                                             ----------
-----------------------------------------------------------------------
SAVINGS & LOAN  (1.8%)
Downey Financial Corp.                                5,500     193,270
Webster Financial Corp.                               8,000     242,800
                                                             ----------
                                                                436,070
                                                             ----------
-----------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES  (1.0%)
American Capital Strategies Ltd.                      9,800     242,746
                                                             ----------
-----------------------------------------------------------------------
SERVICES: COMMERCIAL  (1.0%)
Pennzoil-Quaker State Co.                            20,300     238,119
                                                             ----------
-----------------------------------------------------------------------
STEEL  (0.7%)
Carpenter Technology Corp.                            7,500     163,125
                                                             ----------
-----------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURERS  (0.4%)
Russell Corp.                                         7,500      92,400
                                                             ----------
-----------------------------------------------------------------------
TOYS  (1.4%)
Mattel, Inc.                                         17,700     335,061
                                                             ----------
-----------------------------------------------------------------------
TRANSPORTATION: MISCELLANEOUS  (0.8%)
Tidewater, Inc.                                       6,100     184,342
                                                             ----------
-----------------------------------------------------------------------


                                                         N A T I O N W I D E  17

STATEMENT OF INVESTMENTS GARTMORE VALUE OPPORTUNITIES FUND CONTINUED
--------------------------------------------------------------------------------
                                    OCTOBER 31, 2001

                                                      SHARES
                                                        OR
                                                    PRINCIPAL     MARKET
                                                      AMOUNT       VALUE
COMMON STOCK  (CONTINUED)
---------------------------------------------------------------------------
TRUCKERS  (0.2%)
Yellow Corp. (b)                                         2,000  $    44,000
                                                                -----------
---------------------------------------------------------------------------
UTILITIES: CABLE TV & RADIO  (0.9%)
Mediacom Communications Corp. (b)                       15,500      208,010
                                                                -----------
---------------------------------------------------------------------------
UTILITIES: ELECTRICAL  (3.4%)
IDACORP, Inc.                                            7,900      300,200
NSTAR                                                    7,500      308,400
Wisconsin Energy Corp.                                   9,100      202,111
                                                                -----------
                                                                    810,711
                                                                -----------
---------------------------------------------------------------------------
UTILITIES: GAS DISTRIBUTORS  (2.8%)
New Jersey Resources Corp.                               4,800      216,000
Questar Corp.                                           11,100      244,200
WGL Holdings, Inc.                                       7,400      200,244
                                                                -----------
                                                                    660,444
                                                                -----------
---------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS  (0.7%)
AirGate PCS, Inc. (b)                                    3,200      164,672
Utilities: Water  (0.6%)
American States Water Co.                                4,200      140,280
                                                                -----------
TOTAL COMMON STOCK                                               21,272,767
                                                                -----------
REPURCHASE AGREEMENT  (8.4%)
---------------------------------------------------------------------------
Fifth Third Bank, 2.36%, 11/01/01
(Fully collateralized by FHARM)                     $2,004,957    2,004,957
                                                                -----------
TOTAL REPURCHASE AGREEMENT                                        2,004,957
                                                                -----------
TOTAL INVESTMENTS (Cost $23,687,273) (a) - (98.1%)               23,277,724
OTHER ASSETS IN EXCESS OF LIABILITIES - (1.9%)                      458,235
                                                                -----------
NET ASSETS - (100.0%)                                           $23,735,959
                                                                ===========

---------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $53,494. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation       $ 1,135,139
     Unrealized depreciation        (1,598,182)
                                   ------------
     Net unrealized depreciation   $  (463,043)
                                   ============
(b)  Denotes a non-income producing security.

FHARM     Freddie Mac Adjustable Rate Mortgage

See notes to financial statements.


18  N A T I O N W I D E

NATIONWIDE MUTUAL FUNDS
--------------------------------------------------------------------------------


GARTMORE GROWTH 20 FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Gartmore Growth 20 Fund returned - 45.81%(a) versus -24.90% for the S&P 500 Index, its benchmark index, and -49.84% for the Nasdaq Composite Index.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND'S PERFORMANCE?

     Large-cap, high-growth leadership stocks declined sharply in the first half of the period due to the slowing economy. Lower demand coupled with high expectations for earnings growth caused a severe and quick market correction that caught most investors off guard. The Fund's holdings fell in line with the technology sell-off during this period. Weakness in technology stocks spread, and even the Fund's health care holdings fell, despite their positive fundamentals.

     In the calendar quarter ended June 30, 2001, our formerly beaten-down technology stocks delivered strong performance as investors anticipated an earnings and economic recovery. Economic data during the calendar third quarter of 2001 and the terrorist attacks of September 11, 2001 pushed the recovery further into the future and stocks again fell from July through September 2001. In October, however, the market rallied, and we participated strongly.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     With a focused fund such as the Gartmore Growth 20 Fund, individual stock performance has a great impact on performance. Cisco, Amgen and Qualcomm hurt performance during the period. Cisco and Qualcomm were both hurt by slower demand and the sharp curtailment in corporate capital spending during the period. Amgen, the world's largest biotechnology company, also experienced weaker-than-expected revenue growth. This was largely due to more competition threatening existing drugs, and delayed FDA approval of a new drug. However, we believe that all three companies will emerge from this challenging period stronger and with greater market share as some of their competitors falter under the strain of the slowing economy.

     Blue-chip stocks Microsoft (computer software & services) and Tyco (capital goods) managed to match their earnings expectations during the period, and they were rewarded with solid performance. Tenet Healthcare Corporation (health care) also delivered strong performance as solid industry fundamentals (an aging population with more need for provider services such as Tenet's hospitals) and Tenet's expansion strategies were well rewarded. Finally, Bank of America (banking) gained after it indicated it would exit the subprime lending market and announced job cuts.

WHAT IS YOUR VIEW OF THE MARKET-AND YOUR FUND'S POSITION-GOING FORWARD?

     We are moving away from our defensive positions and increasing our weightings in more economically sensitive stocks. We believe that earnings expectations for economically cyclical stocks have now become too low and that cyclical stocks have a better chance of meeting or beating expectations than defensive positions. Going forward, we trust that the increased liquidity introduced into the economy as a result of the Federal Reserve's interest rate reductions will provide positive stimulus for the equity markets-especially those for technology stocks.

PORTFOLIO MANAGERS: CHRISTOPHER BAGGINI, CFA, AND AARON HARRIS
(a) PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED. THIS FUND'S TOTAL RETURN IS IMPACTED BY INVESTMENT IN IPOS. ADDITIONALLY, THIS INVESTMENT STRATEGY MAY CAUSE THE FUND'S VOLATILITY AND PORTFOLIO TURNOVER PERCENTAGE TO INCREASE. THERE IS NO GUARANTEE THIS STRATEGY WILL ENHANCE FUND PERFORMANCE IN THE FUTURE.

AVERAGE ANNUAL TOTAL RETURN
(For Years Ended October 31, 2001)
YEARS                                                 1     INCEPTION5
======================================================================
Class A                             w/o SC**       -45.81%    -29.15%
                                    w/SC1          -48.92%    -32.22%
----------------------------------------------------------------------
Class B                             w/o SC**       -46.25%    -29.67%
                                    w/SC2          -48.81%    -31.69%
----------------------------------------------------------------------
Class C*                            w/o SC**       -45.89%    -29.32%
                                    w/SC3          -46.95%    -29.85%
----------------------------------------------------------------------
Institutional Service Class4          -45.55%      -28.81%
----------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    Not subject to any sales charges.
5    Fund commenced operations on June 30, 2000.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.




DATE         CPI   S&P 500 INDEX  GARTMORE GROWTH 20 CLASS A
6/30/2000.  10000          10000                        9425
----------  -----  -------------  --------------------------
10/31/2000  10099           9861                       10971
----------  -----  -------------  --------------------------
10/31/2001  10372           7405                        5945
----------  -----  -------------  --------------------------




Comparative performance of $10,000 invested in Class A shares of the Gartmore Growth 20 Fund, S&P 500 Index (S&P 500)(b), and the Consumer Price Index
(CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

PORTFOLIO MARKET VALUE $2,751,130

OCTOBER 31, 2001


                                                         N A T I O N W I D E  19

STATEMENT OF INVESTMENTS GARTMORE GROWTH 20 FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                      SHARES
                                                        OR
                                                    PRINCIPAL     MARKET
                                                      AMOUNT       VALUE
COMMON STOCK  (99.6%)
--------------------------------------------------------------------------
AEROSPACE / DEFENSE  (5.0%)
L-3 Communications Holdings, Inc. (b)                    1,400  $  121,618
--------------------------------------------------------------------------
BANKING  (3.9%)
Bank of America Corp.                                    1,600      94,384
                                                                ----------
--------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES  (2.5%)
Polycom, Inc. (b)                                        2,000      59,960
                                                                ----------
--------------------------------------------------------------------------
CAPITAL GOODS  (7.1%)
Tyco International Ltd.                                  3,500     171,990
                                                                ----------
--------------------------------------------------------------------------
COMPUTER HARDWARE  (3.1%)
Sun Microsystems, Inc. (b)                               7,400      75,110
                                                                ----------
--------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (17.6%)
Brocade Communications Systems (b)                       2,500      61,375
Internet Security, Inc (b)                               4,000     105,800
Microsoft Corp. (b)                                      2,500     145,375
Network Associates, Inc. (b)                             6,000     115,200
                                                                ----------
                                                                   427,750
                                                                ----------
--------------------------------------------------------------------------
CONSUMER NON-DURABLE  (2.6%)
Procter & Gamble Co.                                       850      62,713
                                                                ----------
--------------------------------------------------------------------------
CONSUMER SERVICES  (4.2%)
International Game Technologies (b)                      2,000     102,100
                                                                ----------
--------------------------------------------------------------------------
HEALTHCARE  (21.8%)
Amgen, Inc. (b)                                          2,000     113,640
Idec Pharmaceuticals Corp. (b)                           2,000     119,960
King Pharmaceuticals, Inc. (b)                           1,430      55,756
Pfizer, Inc.                                             2,860     119,834
Tenet Healthcare Corp. (b)                               2,100     120,792
                                                                ----------
                                                                   529,982
                                                                ----------
--------------------------------------------------------------------------
MULTIMEDIA  (3.6%)
Viacom, Inc. (b)                                         2,400      87,624
                                                                ----------
RETAIL  (3.8%)
BJ's Wholesale Club, Inc. (b)                            1,800      91,386
                                                                ----------
--------------------------------------------------------------------------
SEMICONDUCTORS  (6.9%)
Intersil Holding Corp. (b)                               1,600      52,400
Teradyne, Inc. (b)                                       5,000     115,250
                                                                ----------
                                                                   167,650
                                                                ----------
--------------------------------------------------------------------------
TELECOMMUNICATIONS  (17.5%)
Cisco Systems, Inc. (b)                                 15,700     265,644
Juniper Networks, Inc. (b)                               4,000      89,160
Qualcomm, Inc. (b)                                       1,400      68,768
                                                                ----------
                                                                   423,572
                                                                ----------
TOTAL COMMON STOCK                                               2,415,839
                                                                ----------

                                                    SHARES
                                                    OR
                                                    PRINCIPAL     MARKET
                                                    AMOUNT        VALUE
REPURCHASE AGREEMENT  (13.8%)
--------------------------------------------------------------------------
Fifth Third Bank, 2.36%, 11/01/01
(Fully collateralized by FHARM)                     $  335,291  $  335,291
                                                                ----------
TOTAL REPURCHASE AGREEMENT                                         335,291
                                                                ----------
TOTAL INVESTMENTS (Cost $2,774,476) (a) - (113.4%)               2,751,130
LIABILITIES IN EXCESS OF OTHER ASSETS - (-13.4%)                  (325,680)
                                                                ----------
NET ASSETS - (100.0%)                                           $2,425,450
                                                                ==========

--------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $163,781. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation         $  100,006
     Unrealized depreciation           (287,133)
                                     -----------
     Net unrealized depreciation     $ (187,127)
                                     ===========
(b)  Denotes a non-income producing security.

FHARM     Freddie Mac Adjustable Rate Mortgage

See notes to financial statements.


20  N A T I O N W I D E

STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
                                                          OCTOBER 31, 2001

                                                                              GARTMORE
                                                                             MILLENNIUM       GARTMORE      GARTMORE TOTAL
                                                                             GROWTH FUND    GROWTH FUND      RETURN FUND
===========================================================================================================================
ASSETS:
Investments, at value (cost $25,281,968; $408,507,057 and $1,631,218,218;
     respectively)                                                          $ 25,173,339   $ 399,716,410   $ 1,633,761,902
Cash                                                                                 439             110                27
Interest and dividends receivable                                                  7,711         182,685         1,241,900
Receivable for investments sold                                                1,417,357      12,320,225        31,640,483
Receivable from adviser                                                           47,861               -                 -
Prepaid expenses and other assets                                                    616           9,554            35,968
                                                                            -------------  --------------  ----------------
     Total Assets                                                             26,647,323     412,228,984     1,666,680,280
                                                                            -------------  --------------  ----------------
LIABILITIES:
Payable for investments purchased                                                840,730      16,133,125        21,035,250
Accrued expenses and other payables
     Investment advisory fees                                                     22,805         200,313           806,979
     Fund administration fees                                                      1,550          21,204            69,500
     Transfer agent fees                                                          42,293         223,980           416,441
     Distribution fees                                                             4,883           5,007            63,429
     Administrative servicing fees                                                   280          16,066            89,746
     Other                                                                        17,781         118,096           325,769
                                                                            -------------  --------------  ----------------
          Total Liabilities                                                      930,322      16,717,791        22,807,114
                                                                            -------------  --------------  ----------------
NET ASSETS                                                                  $ 25,717,001   $ 395,511,193   $ 1,643,873,166
                                                                            =============  ==============  ================
REPRESENTED BY:
Capital                                                                     $ 61,812,602   $ 661,414,775   $ 1,759,339,562
Accumulated net investment income (loss)                                               -               -           132,322
Accumulated net realized gains (losses) from investment transactions         (35,986,972)   (257,112,935)     (118,142,402)
Net unrealized appreciation (depreciation) on investments                       (108,629)     (8,790,647)        2,543,684
                                                                            -------------  --------------  ----------------
NET ASSETS                                                                  $ 25,717,001   $ 395,511,193   $ 1,643,873,166
                                                                            =============  ==============  ================
NET ASSETS:
Class A Shares                                                              $  6,601,392   $   5,268,376   $   149,086,052
Class B Shares                                                                 3,985,033       4,287,772        36,240,699
Class C Shares                                                                    52,038          57,529           174,984
Class D Shares                                                                15,078,538     385,897,516     1,458,371,431
                                                                            -------------  --------------  ----------------
Total                                                                       $ 25,717,001   $ 395,511,193   $ 1,643,873,166
                                                                            =============  ==============  ================
SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                                   603,707         894,698         8,898,239
Class B Shares                                                                   383,137         773,328         2,209,714
Class C Shares                                                                     4,999          10,367            10,667
Class D Shares                                                                 1,366,552      64,975,531        87,652,145
                                                                            -------------  --------------  ----------------
Total                                                                          2,358,395      66,653,924        98,770,765
                                                                            =============  ==============  ================
NET ASSET VALUE:
Class A Shares                                                              $      10.93   $        5.89   $         16.75
Class B Shares*                                                             $      10.40   $        5.54   $         16.40
Class C Shares**                                                            $      10.41   $        5.55   $         16.40
Class D Shares                                                              $      11.03   $        5.94   $         16.64
MAXIMUM OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares                                                              $      11.60   $        6.25   $         17.77
Class C Shares                                                              $      10.52   $        5.61   $         16.57
Class D Shares                                                              $      11.55   $        6.22   $         17.42
                                                                            -------------  --------------  ----------------
Maximum Sales Charge - Class A Shares                                               5.75%           5.75%             5.75%
                                                                            =============  ==============  ================
Maximum Sales Charge - Class C Shares                                               1.00%           1.00%             1.00%
                                                                            =============  ==============  ================
Maximum Sales Charge - Class D Shares                                               4.50%           4.50%             4.50%
                                                                            =============  ==============  ================

===========================================================================================================================
 * For Class B Shares, the redemption price per share varies by length of time shares are held.
** For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.


                                                         N A T I O N W I D E  21

STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------
                                             OCTOBER 31, 2001


                                                                         Gartmore Value     Gartmore
                                                                         Opportunities     Growth 20
                                                                              Fund            Fund
======================================================================================================
ASSETS:
Investments, at value (cost $21,682,316 and $2,439,185; respectively)   $    21,272,767   $ 2,415,839
Repurchase agreements, at cost                                                2,004,957       335,291
                                                                        ----------------  ------------
    Total Investments                                                        23,277,724     2,751,130
                                                                        ----------------  ------------
Interest and dividends receivable                                                11,604           823
Receivable for investments sold                                               1,071,677        96,960
Receivable from adviser                                                           3,869             -
Prepaid expenses and other assets                                                   413            52
                                                                        ----------------  ------------
         Total Assets                                                        24,365,287     2,848,965
                                                                        ----------------  ------------
LIABILITIES:
Payable for investments purchased                                               578,417       397,283
Payable to adviser                                                                    _         4,568
Accrued expenses and other payables
     Investment advisory fees                                                    14,353         1,610
     Fund administration fees                                                     6,370         6,370
     Transfer agent fees                                                         10,762         2,241
     Distribution fees                                                            4,719           892
     Administrative servicing fees                                                1,903             -
     Other                                                                       12,804        10,551
                                                                        ----------------  ------------
         Total Liabilities                                                      629,328       423,515
                                                                        ----------------  ------------
NET ASSETS                                                              $    23,735,959   $ 2,425,450
                                                                        ================  ============
REPRESENTED BY:
Capital                                                                 $    23,877,657   $ 4,236,515
Accumulated net investment income (loss)                                         28,013             -
Accumulated net realized gains (losses) from investment transactions            239,838    (1,787,719)
Net unrealized appreciation (depreciation) on investments                      (409,549)      (23,346)
                                                                        ----------------  ------------
NET ASSETS                                                              $    23,735,959   $ 2,425,450
                                                                        ================  ============
NET ASSETS:
Class A Shares                                                          $    10,789,345   $ 1,195,096
Class B Shares                                                                2,708,217       771,979
Class C Shares                                                                  108,080         9,195
Institutional Service Class Shares                                           10,130,317       449,180
                                                                        ----------------  ------------
Total                                                                   $    23,735,959   $ 2,425,450
                                                                        ================  ============
SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                                  886,671       198,552
Class B Shares                                                                  222,786       129,535
Class C Shares                                                                    8,910         1,532
Institutional Service Class Shares                                              827,535        74,117
                                                                        ----------------  ------------
Total                                                                         1,945,902       403,736
                                                                        ================  ============
NET ASSET VALUE:
Class A Shares                                                          $         12.17   $      6.02
Class B Shares*                                                         $         12.16   $      5.96
Class C Shares**                                                        $         12.13   $      6.00
Institutional Service Class Shares                                      $         12.24   $      6.06
MAXIMUM OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares                                                          $         12.91   $      6.39
Class C Shares                                                          $         12.25   $      6.06
                                                                        ----------------  ------------
Maximum Sales Charge - Class A Shares                                              5.75%         5.75%
                                                                        ================  ============
Maximum Sales Charge - Class C Shares                                              1.00%         1.00%
                                                                        ================  ============

======================================================================================================
 * For Class B Shares, the redemption price per share varies by length of time shares are held.
** For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.


22  N A T I O N W I D E

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------
                                                   FOR THE YEAR ENDED OCTOBER 31, 2001


                                                                            GARTMORE
                                                                           MILLENNIUM       GARTMORE      GARTMORE TOTAL
                                                                           GROWTH FUND    GROWTH FUND      RETURN FUND
=========================================================================================================================
INVESTMENT INCOME:
Interest income                                                           $    121,479   $     919,329   $     3,076,610
Dividend income (net of foreign withholding tax of $161; $0 and $5,003;
     respectively)                                                             103,340       2,967,470        25,879,663
                                                                          -------------  --------------  ----------------
Total Income                                                                   224,819       3,886,799        28,956,273
                                                                          -------------  --------------  ----------------
=========================================================================================================================
EXPENSES:
Investment advisory fees                                                       374,615       3,158,751        10,727,184
Fund administration fees                                                        25,459         319,221           907,738
Distribution fees Class A                                                       24,245          16,973           240,435
Distribution fees Class B                                                       52,273          54,932           416,940
Distribution fees Class C                                                          199             238               744
Administrative servicing fees Class A                                            3,482             215            49,735
Administrative servicing fees Class D                                                -         236,384         1,024,550
Accounting fees                                                                  3,685           3,822             6,037
Transfer agent fees                                                            352,953       1,851,859         3,373,316
Trustees' fees                                                                   1,658          23,575            82,728
Professional fees                                                               14,615          71,092           225,209
Custodian fees                                                                  54,385          32,085           110,051
Insurance fees                                                                     353           5,230            20,003
Registration and filing fees                                                    50,921          47,860            71,357
Printing                                                                        33,030         126,079           232,890
Other                                                                            3,240          35,782            56,913
                                                                          -------------  --------------  ----------------
     Total expenses before reimbursed expenses                                 995,113       5,984,098        17,545,830
Expenses reimbursed                                                           (442,318)              -                 -
                                                                          -------------  --------------  ----------------
     Total Expenses                                                            552,795       5,984,098        17,545,830
                                                                          -------------  --------------  ----------------
NET INVESTMENT INCOME (LOSS)                                                  (327,976)     (2,097,299)       11,410,443
                                                                          -------------  --------------  ----------------
=========================================================================================================================
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions                     (35,493,568)   (255,108,843)     (103,499,360)
Net change in unrealized appreciation/depreciation on investments           (1,378,044)   (126,399,686)     (411,441,787)
                                                                          -------------  --------------  ----------------
Net realized/unrealized gains (losses) on investments                      (36,871,612)   (381,508,529)     (514,941,147)
                                                                          -------------  --------------  ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                            $(37,199,588)  $(383,605,828)  $  (503,530,704)
                                                                          =============  ==============  ================
=========================================================================================================================

See notes to financial statements.


                                                         N A T I O N W I D E  23

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------------------------
                                  FOR THE YEAR ENDED OCTOBER 31, 2001


                                                                     GARTMORE VALUE     GARTMORE
                                                                     OPPORTUNITIES     GROWTH 20
                                                                          FUND            FUND
==================================================================================================
INVESTMENT INCOME:
Interest income                                                     $        64,290   $    11,360
Dividend income                                                             340,021         4,701
                                                                    ----------------  ------------
     Total Income                                                           404,311        16,061
                                                                    ----------------  ------------
==================================================================================================
EXPENSES:
Investment advisory fees                                                    138,005        25,979
Fund administration fees                                                     75,000        75,000
Distribution fees Class A                                                    22,238         3,638
Distribution fees Class B                                                    21,419         8,425
Distribution fees Class C                                                       365
Administrative servicing fees Class A                                         1,728             4
Administrative servicing fees Institutional Service Class                    16,201             -
Accounting fees                                                               3,016         4,138
Transfer agent fees                                                          53,754        28,496
Trustees' fees                                                                1,253           242
Professional fees                                                            11,983        17,962
Custodian fees                                                               14,801         4,477
Insurance fees                                                                  194            51
Registration and filing fees                                                 21,170        60,045
Printing                                                                     15,732         2,251
Other                                                                        10,753         3,569
                                                                    ----------------  ------------
     Total expenses before reimbursed expenses                              407,612       234,312
Expenses reimbursed                                                        (158,606)     (184,592)
                                                                    ----------------  ------------
Total Expenses                                                              249,006        49,720
                                                                    ----------------  ------------
NET INVESTMENT INCOME (LOSS)                                                155,305       (33,659)
                                                                    ----------------  ------------
==================================================================================================
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions                      314,964    (1,771,461)
Net change in unrealized appreciation/depreciation on investments        (2,060,047)     (135,701)
                                                                    ----------------  ------------
Net realized/unrealized gains (losses) on investments                    (1,745,083)   (1,907,162)
                                                                    ================  ============
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $    (1,589,778)  $(1,940,821)
                                                                    ================  ============
==================================================================================================


See notes to financial statements.


24  N A T I O N W I D E

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                                                     GARTMORE MILLENNIUM               GARTMORE GROWTH          GARTMORE TOTAL
                                                          GROWTH FUND                       FUND                  RETURN FUND
                                                 ----------------------------  -------------------------------  ---------------
                                                   YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                         2001           2000            2001             2000             2001
===============================================================================================================================
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                     $   (327,976)  $   (213,208)  $  (2,097,299)  $   (3,068,047)  $   11,410,443
Net realized gains (losses) on investment
     transactions                                 (35,493,568)     5,217,344    (255,108,843)     176,640,957     (103,499,360)
Net change in unrealized appreciation/
     depreciation on investments                   (1,378,044)    (1,540,548)   (126,399,686)    (228,621,349)    (411,441,787)
                                                 -------------  -------------  --------------  ---------------  ---------------
Change in net assets resulting from
     operations                                   (37,199,588)     3,463,588    (383,605,828)     (55,048,439)    (503,530,704)
                                                 -------------  -------------  --------------  ---------------  ---------------
===============================================================================================================================
DISTRIBUTIONS TO CLASS A
     SHAREHOLDERS FROM:
Net investment income                                       -              -               -                -         (412,052)
Net realized gains on investments                  (1,394,493)       (98,639)     (1,984,064)      (1,145,271)     (14,390,259)
In excess of net realized gains on investments       (137,495)             -         (22,572)               -         (364,298)

DISTRIBUTIONS TO CLASS B
     SHAREHOLDERS FROM:
Net investment income                                       -              -               -                -                -
Net realized gains on investments                    (685,779)       (69,772)     (1,777,160)        (888,511)     (12,621,972)
In excess of net realized gains on investments        (67,617)             -         (20,218)               -         (319,533)

DISTRIBUTIONS TO CLASS C
     SHAREHOLDERS FROM:
Net investment income                                       -              -               -                -          (116)(a)

DISTRIBUTIONS TO CLASS D
     SHAREHOLDERS FROM:
Net investment income                                       -             (5)              -          (43,670)     (11,613,561)
In excess of net investment income                          -              -               -          (21,631)               -
Net realized gains on investments                  (2,923,838)      (685,099)   (172,856,721)    (132,931,069)    (551,357,235)
In excess of net realized gains on investments       (288,286)             -      (1,966,559)               -      (13,957,952)
                                                 -------------  -------------  --------------  ---------------  ---------------
Change in net assets from shareholder
     distributions                                 (5,497,508)      (853,515)   (178,627,294)    (135,030,152)    (605,036,978)
                                                 -------------  -------------  --------------  ---------------  ---------------
Change in net assets from capital transactions      2,103,928     51,672,942     105,514,467       13,757,614      565,367,391
                                                 -------------  -------------  --------------  ---------------  ---------------
Change in net assets                              (40,593,168)    54,283,015    (456,718,655)    (176,320,977)    (543,200,291)
NET ASSETS:
Beginning of period                                66,310,169     12,027,154     852,229,848    1,028,550,825    2,187,073,457
                                                 -------------  -------------  --------------  ---------------  ---------------
End of period                                    $ 25,717,001   $ 66,310,169   $ 395,511,193   $  852,229,848   $1,643,873,166
                                                  ============  =============  ==============  ===============  ===============
===============================================================================================================================



                                                 GARTMORE TOTAL
                                                   RETURN FUND
                                                 ---------------
                                                    YEAR ENDED
                                                    OCTOBER 31,
                                                          2000
================================================================
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                     $   16,433,968
Net realized gains (losses) on investment
     transactions                                   578,375,079
Net change in unrealized appreciation/
     depreciation on investments                   (575,706,541)
                                                 ---------------
Change in net assets resulting from
     operations                                      19,102,506
                                                 ---------------
================================================================
DISTRIBUTIONS TO CLASS A
     SHAREHOLDERS FROM:
Net investment income                                  (319,517)
Net realized gains on investments                    (3,584,973)
In excess of net realized gains on investments                -

DISTRIBUTIONS TO CLASS B
     SHAREHOLDERS FROM:
Net investment income                                       (40)
Net realized gains on investments                    (2,939,585)
In excess of net realized gains on investments                -

DISTRIBUTIONS TO CLASS C
     SHAREHOLDERS FROM:
Net investment income                                         -

DISTRIBUTIONS TO CLASS D
     SHAREHOLDERS FROM:
Net investment income                               (16,814,056)
In excess of net investment income                            _
Net realized gains on investments                  (149,208,236)
In excess of net realized gains on investments                -
                                                 ---------------
Change in net assets from shareholder
     distributions                                 (172,866,407)
                                                 ---------------
Change in net assets from capital transactions     (201,872,963)
                                                 ---------------
Change in net assets                               (355,636,864)
NET ASSETS:
Beginning of period                               2,542,710,321
                                                 ---------------
End of period                                    $2,187,073,457
                                                 ===============

================================================================
(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.


                                                         N A T I O N W I D E  25

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                                                                           GARTMORE VALUE                 GARTMORE GROWTH
                                                                         OPPORTUNITIES FUND                   20 FUND
                                                                    -----------------------------  ----------------------------
                                                                      YEAR ENDED     PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                                      OCTOBER 31,      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                            2001          2000(a)          2001        2000(b)
===============================================================================================================================
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)                                        $    155,305   $      21,386   $    (33,659)  $      (2,942)
Net realized gains (losses) on investment transactions                   314,964         (68,885)    (1,771,461)        132,477
Net change in unrealized appreciation/depreciation on investments     (2,060,047)        570,760       (135,701)        112,355
                                                                    -------------  --------------  -------------  --------------
Change in net assets resulting from operations                        (1,589,778)        523,261     (1,940,821)        241,890
                                                                    -------------  --------------  -------------  --------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                    (56,851)         (7,578)             -               -
Net realized gains on investments                                              -               -        (69,402)              -
In excess of net realized gains on investments                                 -               -         (8,517)              -

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                                     (1,534)         (1,067)             -               -
Net realized gains on investments                                              -               -        (34,116)              -
In excess of net realized gains on investments                                 -               -         (4,187)              -

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income                                                    (149)(c)              -              -               -

DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                    (76,053)         (6,905)             -               -
Net realized gains on investments                                              -               -        (28,959)              -
In excess of net realized gains on investments                                 -               -         (3,554)              -
                                                                    -------------  --------------  -------------  --------------
Change in net assets from shareholder distributions                     (134,587)        (15,550)      (148,735)              -
                                                                    -------------  --------------  -------------  --------------
Change in net assets from capital transactions                        17,807,675       7,144,938
                                                                    -------------  --------------  -------------  --------------
Change in net assets                                                  16,083,310       7,652,649       (566,933)      2,992,383
NET ASSETS:
Beginning of period                                                    7,652,649               -      2,992,383               -
                                                                    -------------  --------------  -------------  --------------
End of period                                                       $ 23,735,959   $   7,652,649   $  2,425,450   $   2,992,383
                                                                    =============  ==============  =============  ==============

================================================================================================================================
(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(c) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.


26  N A T I O N W I D E

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
                                      SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                                       CLASS A SHARES
                                                              --------------------------------------------------------------

GARTMORE MILLENNIUM                                               YEAR ENDED      YEAR ENDED     YEAR ENDED    PERIOD ENDED
GROWTH FUND                                                       OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                        2001           2000+           1999         1998(a)
============================================================================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD                                      $         28.69   $      19.70   $      17.67   $       19.67
                                                              ----------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.16)         (0.27)         (0.03)          (0.03)
Net realized and unrealized gains
     (losses) on investments                                           (15.19)         10.63           2.30           (1.97)
                                                              ----------------  -------------  -------------  --------------

     Total investment activities                                       (15.35)         10.36           2.27           (2.00)
                                                              ----------------  -------------  -------------  --------------

DISTRIBUTIONS:
Net realized gains                                                      (2.19)         (1.37)         (0.24)              -
In excess of net realized gains                                         (0.22)             -              -               -
                                                              ----------------  -------------  -------------  --------------
     Total distributions                                                (2.41)         (1.37)         (0.24)              -
                                                              ----------------  -------------  -------------  --------------
Net increase (decrease) in net
     asset value                                                       (17.76)          8.99           2.03           (2.00)
                                                              ----------------  -------------  -------------  --------------
NET ASSET VALUE  -
     END OF PERIOD                                            $         10.93   $      28.69   $      19.70   $       17.67
                                                              ================  =============  =============  ==============
     Total Return (excluding
     sales charge)                                                    (57.29%)         56.20%         12.98%     (10.17%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         6,601   $     22,612   $      1,244   $         305
Ratio of expenses to
    average net assets                                                   1.63%          1.47%          1.25%        1.23%(c)
Ratio of net investment income
    (loss) to average net assets                                       (1.00%)        (0.95%)        (0.24%)      (0.70%)(c)
Ratio of expenses to
     average net assets*                                                 2.75%          1.67%          1.83%        2.21%(c)
Portfolio turnover **                                                  698.74%        330.32%         36.58%          46.33%
============================================================================================================================

                                                                                  CLASS B SHARES
                                                              -----------------------------------------------------------
GARTMORE MILLENNIUM                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
GROWTH FUND                                                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                                                                      2001           2000           1999          1998(a)
=========================================================================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD                                      $      28.24   $      19.44   $      17.54   $       19.67
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.22)         (0.42)         (0.12)          (0.07)
Net realized and unrealized gains
     (losses) on investments                                        (15.21)         10.59           2.26           (2.06)
                                                              -------------  -------------  -------------  --------------
     Total investment activities                                    (15.43)         10.17           2.14           (2.13)
                                                              -------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net realized gains                                                   (2.19)         (1.37)         (0.24)              -
In excess of net realized gains                                      (0.22)             -              -               -
                                                              -------------  -------------  -------------  --------------
     Total distributions                                             (2.41)         (1.37)         (0.24)              -
                                                              -------------  -------------  -------------  --------------
Net increase (decrease) in net
     asset value                                                    (17.84)          8.80           1.90           (2.13)
                                                              -------------  -------------  -------------  --------------
NET ASSET VALUE  -
     END OF PERIOD                                            $      10.40   $      28.24   $      19.44   $       17.54
                                                              =============  =============  =============  ==============
     Total Return (excluding
     sales charge)                                                 (58.60%)         55.97%          2.33%     (10.83%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      3,985   $      7,608   $        918   $         251
Ratio of expenses to
    average net assets                                                2.23%          2.10%          2.00%        2.00%(c)
Ratio of net investment income
    (loss) to average net assets                                    (1.60%)        (1.57%)        (1.01%)      (1.47%)(c)
Ratio of expenses to
     average net assets*                                              3.67%          2.35%          2.59%        2.98%(c)
Portfolio turnover **                                               698.74%        330.32%         36.58%          46.33%
=========================================================================================================================

                                                                CLASS C SHARES                 CLASS D SHARES
                                                              ----------------  --------------------------------------------
                                                                 PERIOD ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                                   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                      2001(d)           2001           2000            1999
============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $         13.46   $      28.75   $      19.69   $       17.61
                                                              ----------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.07)         (0.11)         (0.14)          (0.02)
Net realized and unrealized gains (losses) on investments               (2.98)        (15.20)         10.57            2.34
                                                              ----------------  -------------  -------------  --------------
     Total investment activities                                        (3.05)        (15.31)         10.43            2.32
                                                              ----------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                       -              -              -               -
Net realized gain                                                           -          (2.19)         (1.37)          (0.24)
In excess of net realized gains                                             -          (0.22)             -               -
                                                              ----------------  -------------  -------------  --------------
     Total distributions                                                    -          (2.41)         (1.37)          (0.24)
                                                              ----------------  -------------  -------------  --------------
Net increase (decrease) in net asset value                              (3.05)        (17.72)          9.06            2.08
                                                              ----------------  -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $         10.41   $      11.03   $      28.75   $       19.69
                                                              ================  =============  =============  ==============
     Total Return (excluding sales charge)                         (22.66%)(b)       (57.00%)         56.61%          13.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $            52   $     15,079   $     36,090   $       9,865
Ratio of expenses to average net assets                               2.23%(c)          1.30%          1.10%           1.00%
Ratio of net investment income (loss) to average net assets         (1.76%)(c)        (0.69%)        (0.55%)         (0.09%)
Ratio of expenses to average net assets*                              4.38%(c)          2.51%          1.30%           1.53%
Portfolio turnover**                                                   698.74%        698.74%        330.32%          36.58%
============================================================================================================================



                                                                    CLASS D SHARES
                                                              ----------------------------
                                                                 YEAR ENDED    YEAR ENDED
                                                                 OCTOBER 31,   OCTOBER 31,
                                                                    1998(a)          1997
==========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      22.87   $      19.47
                                                              -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.06)          0.04
Net realized and unrealized gains (losses) on investments             1.29           4.38
                                                              -------------  -------------
     Total investment activities                                      1.23           4.42
                                                              -------------  -------------
DISTRIBUTIONS:
Net investment income                                                    -          (0.03)
Net realized gain                                                    (6.49)         (0.99)
In excess of net realized gains                                          -              -
                                                              -------------  -------------
     Total distributions                                             (6.49)         (1.02)
                                                              -------------  -------------
Net increase (decrease) in net asset value                           (5.26)          3.40
                                                              -------------  -------------

NET ASSET VALUE - END OF PERIOD                               $      17.61   $      22.87
                                                              =============  =============
     Total Return (excluding sales charge)                            5.11%         23.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      9,022   $      9,541
Ratio of expenses to average net assets                               0.93%          0.96%
Ratio of net investment income (loss) to average net assets         (0.30%)          0.20%
Ratio of expenses to average net assets*                              1.57%          1.70%
Portfolio turnover**                                                 46.33%         40.69%

==========================================================================================
  * During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
    Net investment income (loss) is based on average shares outstanding during the period.
(a) Shares first offered to public on May 11, 1998. Upon a trust Reorganization on May 11, 1998, the existing shares of the
    Fund were renamed Class D.
(b) Not annualized.
(c) Annualized.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.


                                                         N A T I O N W I D E  27

FINANCIAL HIGHLIGHTS
     SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                             CLASS A SHARES                            CLASS B SHARES
                                          -----------------------------------------------------------  -------------
GARTMORE GROWTH FUND                       YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,    OCTOBER 31,
                                                 2001           2000           1999          1998(a)           2001
====================================================================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD                  $      14.99   $      18.35   $      16.02   $       16.51   $      14.71
                                          -------------  -------------  -------------  --------------  -------------
Investment Activities:
Net investment income (loss)                     (0.05)         (0.08)          0.01           (0.02)         (0.10)
Net realized and unrealized gains
     (losses) on investments                     (5.85)         (0.84)          2.64           (0.47)         (5.87)
                                          -------------  -------------  -------------  --------------  -------------
     Total investment activities                 (5.90)         (0.92)          2.65           (0.49)         (5.97)
                                          -------------  -------------  -------------  --------------  -------------
DISTRIBUTIONS:
Net investment income                                -              -          (0.01)              -              -
Net realized gains                               (3.16)         (2.44)         (0.31)              -          (3.16)
In excess of net realized gains                  (0.04)             -              -               -          (0.04)
                                          -------------  -------------  -------------  --------------  -------------
     Total distributions                         (3.20)         (2.44)         (0.32)              -          (3.20)
                                          -------------  -------------  -------------  --------------  -------------
Net increase (decrease)
     in net asset value                          (9.10)         (3.36)          2.33           (0.49)         (9.17)
                                          -------------  -------------  -------------  --------------  -------------
NET ASSET VALUE -
     END OF PERIOD                        $       5.89   $      14.99   $      18.35   $       16.02   $       5.54
                                          =============  =============  =============  ==============  =============
     Total Return (excluding
      sales charge)                            (47.33%)        (6.43%)         16.85%      (2.97%)(b)       (49.10%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)        $      5,268   $      9,234   $      7,654   $       2,830   $      4,288
Ratio of expenses to average net assets           1.33%          1.04%          1.04%        1.11%(c)          2.12%
Ratio of net investment income
     (loss) to average net assets               (0.60%)        (0.52%)        (0.02%)      (0.38%)(c)        (1.36%)
Portfolio turnover *                            210.72%        163.52%         35.18%          38.61%        210.72%
====================================================================================================================


                                                        CLASS B SHARES
                                          --------------------------------------------
GARTMORE GROWTH FUND                       YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                           OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                                                 2000           1999          1998(a)
======================================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD                  $      18.20   $      15.98   $       16.51
                                          -------------  -------------  --------------
Investment Activities:
Net investment income (loss)                     (0.15)         (0.06)          (0.04)
Net realized and unrealized gains
     (losses) on investments                     (0.90)          2.59           (0.49)
                                          -------------  -------------  --------------
     Total investment activities                 (1.05)          2.53           (0.53)
                                          -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                -              -               -
Net realized gains                               (2.44)         (0.31)              -
In excess of net realized gains                      -              -               -
                                          -------------  -------------  --------------
     Total distributions                         (2.44)         (0.31)              -
                                          -------------  -------------  --------------
Net increase (decrease)
     in net asset value                          (3.49)          2.22           (0.53)
                                          -------------  -------------  --------------
NET ASSET VALUE -
     END OF PERIOD                        $      14.71   $      18.20   $       15.98
                                          =============  =============  ==============
     Total Return (excluding
      sales charge)                             (7.30%)         16.12%      (3.21%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)        $      8,180   $      6,210   $       1,557
Ratio of expenses to average net assets           1.80%          1.79%        1.88%(c)
Ratio of net investment income
     (loss) to average net assets               (1.28%)        (0.76%)      (1.16%)(c)
Portfolio turnover *                            163.52%         35.18%          38.61%
======================================================================================


                                                              CLASS C SHARES                 CLASS D SHARES
                                                              --------------  -------------------------------------------
                                                               PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                 OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                    2001(d)           2001           2000           1999
=========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $        7.11   $      15.03   $      18.36   $      16.02
                                                              --------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.03)         (0.03)         (0.05)          0.03
Net realized and unrealized gains (losses) on investments             (1.53)         (5.86)         (0.84)          2.65
                                                              --------------  -------------  -------------  -------------
     Total investment activities                                      (1.56)         (5.89)         (0.89)          2.68
                                                              --------------  -------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                                                     -              -              -          (0.03)
In excess of net investment income                                        -              -              -              -
Net realized gains                                                        -          (3.16)         (2.44)         (0.31)
In excess of net realized gains                                           -          (0.04)             -              -
     Total distributions                                                  -          (3.20)         (2.44)         (0.34)
                                                              --------------  -------------  -------------  -------------
Net increase (decrease) in net asset value                            (1.56)         (9.09)         (3.33)          2.34
                                                              --------------  -------------  -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $        5.55   $       5.94   $      15.03   $      18.36
                                                              ==============  =============  =============  =============

     Total Return (excluding sales charge)                       (21.94%)(b)       (47.07%)        (6.23%)         17.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          58   $    385,898   $    834,816   $  1,014,687
Ratio of expenses to average net assets                             2.27%(c)          1.10%          0.83%          0.80%
Ratio of net investment income (loss) to average net assets       (1.41%)(c)        (0.38%)        (0.30%)          0.19%
Portfolio turnover *                                                 210.72%        210.72%        163.52%         35.18%
=========================================================================================================================


                                                                    CLASS D SHARES
                                                              ----------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                               OCTOBER 31,    OCTOBER 31,
                                                                  1998(a)           1997
==========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      16.32   $      13.34
                                                              -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.03           0.12
Net realized and unrealized gains (losses) on investments             2.32           3.94
                                                              -------------  -------------
     Total investment activities                                      2.35           4.06
                                                              -------------  -------------
DISTRIBUTIONS:
Net investment income                                                (0.03)         (0.12)
In excess of net investment income                                   (0.01)             -
Net realized gains                                                   (2.61)         (0.96)
In excess of net realized gains                                          -              -
                                                              -------------  -------------
     Total distributions                                             (2.65)         (1.08)
                                                              -------------  -------------
Net increase (decrease) in net asset value                           (0.30)          2.98
                                                              -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $      16.02   $      16.32
                                                              =============  =============

     Total Return (excluding sales charge)                           15.94%         32.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $    914,178   $    818,124
Ratio of expenses to average net assets                               0.73%          0.64%
Ratio of net investment income (loss) to average net assets           0.19%          0.81%
Portfolio turnover *                                                 38.61%         45.07%

==========================================================================================

  * Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) Shares first offered to public on May 11, 1998. Upon a trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) Not annualized.
(c) Annualized.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.


28  N A T I O N W I D E

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                           SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                         CLASS A SHARES                                  CLASS B SHARES
                                     ----------------------------------------------------------  ----------------------------
GARTMORE                              YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED
TOTAL RETURN FUND                     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                            2001           2000           1999          1998(a)          2001           2000
=============================================================================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD            $      30.80   $      32.71   $      30.30   $       29.94   $      30.48   $      32.45
                                    -------------  -------------  -------------  --------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                0.08           0.16           0.17            0.06          (0.06)         (0.06)
Net realized and unrealized gains
     (losses) on investments               (5.66)          0.14           2.84            0.38          (5.65)          0.13
                                    -------------  -------------  -------------  --------------  -------------  -------------
     Total investment activities           (5.58)          0.30           3.01            0.44          (5.71)          0.07
                                    -------------  -------------  -------------  --------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                      (0.10)         (0.17)         (0.11)          (0.08)             -              -
Net realized gains                         (8.16)         (2.04)         (0.49)              -          (8.16)         (2.04)
In excess of net realized gains            (0.21)             -              -               -          (0.21)             -
                                    -------------  -------------  -------------  --------------  -------------  -------------
     Total distributions                   (8.47)         (2.21)         (0.60)          (0.08)         (8.37)         (2.04)
                                    -------------  -------------  -------------  --------------  -------------  -------------
Net increase (decrease)
     in net asset value                   (14.05)         (1.91)          2.41            0.36         (14.08)         (1.97)
                                    -------------  -------------  -------------  --------------  -------------  -------------
NET ASSET VALUE -
     END OF PERIOD                  $      16.75   $      30.80   $      32.71   $       30.30   $      16.40   $      30.48
                                    =============  =============  =============  ==============  =============  =============
     Total Return (excluding
     sales charge)                       (23.34%)          1.25%         10.05%        1.48%(b)       (24.19%)          0.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $    149,086   $     54,537   $     54,223   $      19,746   $     36,241   $     47,293
Ratio of expenses to
     average net assets                     1.15%          0.98%          0.96%        1.00%(c)          1.85%          1.73%
Ratio of net investment income
     (loss) to average net assets           0.32%          0.54%          0.53%        0.54%(c)        (0.30%)        (0.20%)
Portfolio turnover *                       71.36%         90.01%         13.88%          13.47%         71.36%         90.01%
=============================================================================================================================

                                            CLASS B SHARES
                                    -----------------------------
GARTMORE                             YEAR ENDED     PERIOD ENDED
TOTAL RETURN FUND                    OCTOBER 31,      OCTOBER 31,
                                           1999          1998(a)
=================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD            $      30.18   $       29.94
                                    -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)               (0.03)              -
Net realized and unrealized gains
     (losses) on investments                2.79            0.27
                                    -------------  --------------
     Total investment activities            2.76            0.27
                                    -------------  --------------
DISTRIBUTIONS:
Net investment income                          -           (0.03)
Net realized gains                         (0.49)              -
In excess of net realized gains                -               -
                                    -------------  --------------
     Total distributions                   (0.49)          (0.03)
                                    -------------  --------------
Net increase (decrease)
     in net asset value                     2.27            0.24
                                    -------------  --------------
NET ASSET VALUE -
     END OF PERIOD                  $      32.45   $       30.18
                                    =============  ==============
     Total Return (excluding
     sales charge)                          9.22%        0.90%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $     44,994   $      13,493
Ratio of expenses to
     average net assets                     1.72%        1.75%(c)
Ratio of net investment income
     (loss) to average net assets         (0.21%)      (0.20%)(c)
Portfolio turnover *                       13.88%          13.47%
=================================================================

                                                              CLASS C SHARES                CLASS D SHARES
                                                              --------------  -------------------------------------------
                                                               PERIOD ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                 OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
                                                                    2001(d)           2001           2000          1999
=========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       19.12   $      30.67   $      32.60   $      30.26
                                                              --------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.03)          0.13           0.23           0.25
Net realized and unrealized gains (losses)  on investments            (2.68)         (5.65)          0.12           2.82
                                                              --------------  -------------  -------------  -------------
     Total investment activities                                      (2.71)         (5.52)          0.35           3.07
                                                              --------------  -------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                                                 (0.01)         (0.14)         (0.24)         (0.24)
Net realized gains                                                        -          (8.16)         (2.04)         (0.49)
In excess of net realized gains                                           -          (0.21)             -              -
                                                              --------------  -------------  -------------  -------------
     Total distributions                                              (0.01)         (8.51)         (2.28)         (0.73)
                                                              --------------  -------------  -------------  -------------
Net increase (decrease)  in net asset value                           (2.72)        (14.03)         (1.93)          2.34
                                                              --------------  -------------  -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $       16.40   $      16.64   $      30.67   $      32.60
                                                              ==============  =============  =============  =============
     Total Return (excluding sales charge)                       (14.16%)(b)       (23.22%)          1.40%         10.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         175   $  1,458,371   $  2,085,243   $  2,443,493
Ratio of expenses to average net assets                             1.89%(c)          0.89%          0.78%          0.73%
Ratio of net investment income (loss) to average net assets       (0.45%)(c)          0.64%          0.74%          0.78%
Portfolio turnover*                                                   71.36%         71.36%         90.01%         13.88%
=========================================================================================================================


                                                                     CLASS D SHARES
                                                              ----------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                               OCTOBER 31,    OCTOBER 31,
                                                                  1998(a)           1997
==========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      26.57   $      20.41
                                                              -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.30           0.31
Net realized and unrealized gains (losses)  on investments            6.23           7.44
                                                              -------------  -------------
     Total investment activities                                      6.53           7.75
                                                              -------------  -------------
DISTRIBUTIONS:
Net investment income                                                (0.30)         (0.31)
Net realized gains                                                   (2.54)         (1.28)
In excess of net realized gains                                          -              -
                                                              -------------  -------------
     Total distributions                                             (2.84)         (1.59)
                                                              -------------  -------------
Net increase (decrease)  in net asset value                           3.69           6.16
                                                              -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $      30.26   $      26.57
                                                              =============  =============

     Total Return (excluding sales charge)                           25.73%         40.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $  2,172,101   $  1,448,422
Ratio of expenses to average net assets                               0.66%          0.60%
Ratio of net investment income (loss) to average net assets           1.00%          1.32%
Portfolio turnover*                                                  13.47%         14.94%

==========================================================================================
  * Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising among the classes of shares.
(a) Shares first offered to public on May 11, 1998. Upon a trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) Not annualized.
(c) Annualized.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.


                                                         N A T I O N W I D E  29

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
                           SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                          CLASS A SHARES                  CLASS B SHARES
                                                   -----------------------------  -----------------------------
GARTMORE VALUE OPPORTUNITIES FUND                   YEAR ENDED     PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                    OCTOBER 31,      OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                          2001          2000(a)           2001         2000(a)
===============================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD              $      12.37   $       10.00   $      12.36   $       10.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                               0.10            0.06           0.02            0.01
Net realized and unrealized gains (losses) on
   investments                                            (0.20)           2.38          (0.20)           2.37
                                                   -------------  --------------  -------------  --------------
     Total investment activities                          (0.10)           2.44          (0.18)           2.38
                                                   -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                     (0.10)          (0.07)         (0.02)          (0.02)
                                                   -------------  --------------  -------------  --------------
     Total distributions                                  (0.10)          (0.07)         (0.02)          (0.02)
                                                   -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                (0.20)           2.37          (0.20)           2.36
                                                   -------------  --------------  -------------  --------------

NET ASSET VALUE - END OF PERIOD                    $      12.17   $       12.37   $      12.16   $       12.36
                                                   =============  ==============  =============  ==============
     Total Return (excluding sales charge)               (0.87%)       24.38%(b)        (1.45%)       23.79%(b)
Ratios/Supplemental Data:
Net assets, at end of period (000)                 $     10,789   $       2,460   $      2,708   $         751
Ratio of expenses to average net assets                    1.35%        1.35%(c)          1.95%        1.95%(c)
Ratio of net investment income (loss) to average
  net assets                                               0.69%        0.62%(c)          0.09%        0.10%(c)
Ratio of expenses to average net assets*                   2.07%        6.59%(c)          3.06%        7.70%(c)
Portfolio turnover **                                    139.75%         119.39%        139.75%         119.39%
===============================================================================================================

                                                               CLASS C SHARES      INSTITUTIONAL SERVICE CLASS SHARES
                                                              ----------------  ----------------------------------------
                                                                PERIOD ENDED           YEAR ENDED         PERIOD ENDED
                                                                  OCTOBER 31,          OCTOBER 31,          OCTOBER 31,
                                                                     2001(d)                 2001              2000(a)
========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $         13.08   $            12.42   $            10.00
                                                              ----------------  -------------------  -------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                             0.01                 0.13                 0.07
Net realized and unrealized gains (losses) on investments               (0.93)               (0.19)                2.40
                                                              ----------------  -------------------  -------------------
     Total investment activities                                        (0.92)               (0.06)                2.47
                                                              ----------------  -------------------  -------------------

DISTRIBUTIONS:
Net investment income                                                   (0.03)               (0.12)               (0.05)
                                                              ----------------  -------------------  -------------------
     Total Distribution                                                 (0.03)               (0.12)               (0.05)
                                                              ----------------  -------------------  -------------------
Net increase (decrease) in net asset value                              (0.95)               (0.18)                2.42
                                                              ----------------  -------------------  -------------------

NET ASSET VALUE - END OF PERIOD                               $         12.13   $            12.24   $            12.42
                                                              ----------------  -------------------  -------------------
     Total Return (excluding sales charge)                          (7.08%)(b)              (0.49%)            24.72%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $           108   $           10,130   $            4,441
Ratio of expenses to average net assets                               1.95%(c)                1.00%             1.00%(c)
Ratio of net investment income (loss) to average net assets         (0.01%)(c)                1.07%             0.98%(c)
Ratio of expenses to average net assets*                              3.29%(c)                1.81%             5.99%(c)
Portfolio turnover **                                                  139.75%              139.75%              119.39%

========================================================================================================================
  * During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.


30  N A T I O N W I D E

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                     SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                     CLASS A SHARES                CLASS B SHARES
                                                              ------------------------------  ----------------------------
GARTMORE GROWTH 20 FUND                                        YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(A)          2001          2000(A)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      11.64   $       10.00   $      11.62   $       10.00
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.08)          (0.01)         (0.11)          (0.03)
Net realized and unrealized gains (losses) on investments            (5.13)           1.65          (5.14)           1.65
                                                              -------------  --------------  -------------  --------------
     Total investment activities                                     (5.21)           1.64          (5.25)           1.62
                                                              -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net realized gains                                                   (0.37)              -          (0.37)              -
In excess of net realized gains                                      (0.04)              -          (0.04)              -
                                                              -------------  --------------  -------------  --------------
     Total distributions                                             (0.41)              -          (0.41)              -
                                                              -------------  --------------  -------------  --------------
Net increase (decrease)  in net asset value                          (5.62)           1.64          (5.66)           1.62
                                                              -------------  --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       6.02   $       11.64   $       5.96   $       11.62
                                                              =============  ==============  =============  ==============
     Total Return (excluding sales charge)                         (45.81%)       16.40%(b)       (46.25%)       16.20%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      1,195   $       1,411   $        772   $         804
Ratio of expenses to average net assets                               1.60%        1.20%(c)          2.20%        1.70%(c)
Ratio of net investment income (loss) to average net assets         (1.04%)      (0.30%)(c)        (1.66%)      (0.83%)(c)
Ratio of expenses to average net assets*                              7.91%        8.29%(c)          8.84%        9.20%(c)
Portfolio turnover **                                               944.67%         124.62%        944.67%         124.62%
==========================================================================================================================

                                                               CLASS C SHARES      INSTITUTIONAL SERICE CLASS SHARES
                                                              ----------------  ---------------------------------------
                                                                  PERIOD ENDED          YEAR ENDED         PERIOD ENDED
                                                                   OCTOBER 31,         OCTOBER 31,          OCTOBER 31,
                                                                       2001(d)                2001              2000(a)
=======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $          6.45   $            11.66   $           10.00
                                                              ----------------  -------------------  ------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.04)               (0.06)                  -
Net realized and unrealized gains (losses) on investments               (0.41)               (5.13)               1.66
                                                              ----------------  -------------------  ------------------
    Total investment activities                                         (0.45)               (5.19)               1.66
                                                              ----------------  -------------------  ------------------
DISTRIBUTIONS:
Net realized gains                                                          -                (0.37)                  -
In excess of net realized gains                                             -                (0.04)                  -
     Total distributions                                                    -                (0.41)                  -
                                                              ----------------  -------------------  ------------------
Net increase (decrease)  in net asset value                             (0.45)               (5.60)               1.66
                                                              ----------------  -------------------  ------------------
NET ASSET VALUE - END OF PERIOD                               $          6.00   $             6.06   $           11.66
                                                              ----------------  -------------------  ------------------
  Total Return (excluding sales charge)                             (6.98%)(b)             (45.55%)           16.60%(b)
                                                              ================  ===================  ==================
Ratios/Supplemental Data:
Net assets, at end of period (000)                            $             9   $              449   $             777
Ratio of expenses to average net assets                               2.20%(c)                1.30%            0.75%(c)
Ratio of net investment income (loss) to average net assets         (1.77%)(c)              (0.75%)            0.12%(c)
Ratio of expenses to average net assets*                              9.87%(c)                7.39%            8.14%(c)
Portfolio turnover **                                                  944.67%              944.67%             124.62%
=======================================================================================================================

 *  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.

                                                         N A T I O N W I D E  31

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

1. ORGANIZATION

Nationwide Mutual Funds ("NMF" or the "Trust") is an open-end management investment company. At a regular quarterly meeting of the Board of Trustees on September 27, 2001, the Board considered and approved a name change of the Trust from NMF to Gartmore Mutual Funds which is expected to occur on or about January 25, 2002. NMF was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 31, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust operates thirty-two separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually a "Fund", collectively the "Funds").
- Gartmore Millennium Growth Fund (Millennium Growth)
- Gartmore Growth Fund (Growth) (formerly known as Nationwide Growth Fund)
- Gartmore Total Return Fund (Total Return) (formerly known as Nationwide Fund)
- Gartmore Value Opportunities Fund (Value Opportunities) (formerly known as Nationwide Value Opportunities Fund)
- Gartmore Growth 20 Fund (Growth 20)

2. REORGANIZATION

The Value Opportunities Fund and the Principal Preservation Select Value Fund (Select Value), a series of the Principal Preservation Portfolios, Inc., entered into a Plan of Reorganization pursuant to which all of the assets and liabilities of the Select Value Fund were transferred to the Value Opportunities Fund in exchange for shares of the Value Opportunities Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 3, 2001. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation/(depreciation) immediately before and after the reorganization:

                                                                                 AFTER
                                           BEFORE REORGANIZATION            REORGANIZATION
                                    -----------------------------------  --------------------
                                    SELECT VALUE   VALUE OPPORTUNITIES   VALUE OPPORTUNITIES
                                    -------------  --------------------  --------------------
CLASS A SHARES
     Shares                               603,768               308,957               863,400
     Net Assets                     $   7,329,504  $          4,083,823  $         11,413,327
     Net Asset Value                $       12.14  $              13.22  $              13.22
CLASS B SHARES
     Shares                               107,978                86,532               184,121
     Net Assets                     $   1,287,934  $          1,142,088  $          2,430,022
     Net Asset Value                $       11.93  $              13.20  $              13.20
INSTITUTIONAL SERVICE CLASS SHARES
     Shares                                     -               591,516                91,516
     Net Assets                     $           -  $          7,855,906  $          7,855,906
     Net Asset Value                $           -  $              13.28  $              13.28

Unrealized Appreciation             $   1,079,738  $            749,229  $          1,828,967


The Value Opportunities Fund retained its investment objective and financial history after the reorganization.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  (a) SECURITY VALUATION

Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.


32  N A T I O N W I D E

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

  (b)  REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer'' (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian, or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

  (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the date the security is purchased or sold ("trade date''). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

  (d) FEDERAL INCOME TAXES

Each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code, and to distribute substantially all taxable income, if any, to its shareholders. Therefore no provision has been made for federal income taxes as it is the intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund.

  (e) DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and paid quarterly and is recorded on the ex-dividend date. Distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

  (f) EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Once expenses are charged to a Fund, they are allocated to the classes based on relative net assets of each class. Expenses specific to a class are charged to that class.


                                                         N A T I O N W I D E  33

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

  (g) CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Funds were as follows:

                                     MILLENNIUM GROWTH                   GROWTH                      TOTAL RETURN
                               ----------------------------  ------------------------------  ------------------------------
                                YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
CAPITAL TRANSACTIONS:                 2001           2000            2001            2000            2001            2000
===========================================================================================================================
CLASS A SHARES
  Proceeds from shares issued  $  9,930,762   $ 36,273,657   $  35,818,447   $   5,100,238   $ 147,244,190   $  18,881,763
  Dividends reinvested            1,525,709         98,510       1,983,640       1,124,619      15,066,179       3,876,821
  Cost of shares redeemed       (15,353,713)   (13,064,138)    (35,002,663)     (2,840,621)    (25,801,902)    (19,209,375)
                               -------------  -------------  --------------  --------------  --------------  --------------
                                 (3,897,242)    23,308,029       2,799,424       3,384,236     136,508,467       3,549,209
                               -------------  -------------  --------------  --------------  --------------  --------------
CLASS B SHARES
  Proceeds from shares issued     2,897,478      7,008,014       1,144,620       4,062,771       6,587,859      12,960,932
  Dividends reinvested              713,509         69,637       1,769,963         865,147      12,835,915       2,901,009
  Cost of shares redeemed        (1,277,420)      (669,233)       (963,829)     (1,401,938)     (6,038,948)    (10,863,990)
                               -------------  -------------  --------------  --------------  --------------  --------------
                                  2,333,567      6,408,418       1,950,754       3,525,980      13,384,826       4,997,951
                               -------------  -------------  --------------  --------------  --------------  --------------
CLASS C SHARES
  Proceeds from shares issued      64,605(a)             -        70,579(a)              -       203,641(a)              -
  Dividends reinvested                    -              -               -               -            99(a)              -
  Cost of shares redeemed           (273)(a)             -       (2,000)(a)              -       (4,161)(a)              -
                               -------------  -------------  --------------  --------------  --------------  --------------

CLASS D SHARES
  Proceeds from shares issued     5,691,425     26,162,684      38,958,141      55,115,734     106,143,294     111,234,024
  Dividends reinvested            3,201,221        680,095     171,444,588     130,933,455     549,961,789     159,061,396
  Cost of shares redeemed        (5,289,375)    (4,886,284)   (109,707,019)   (179,201,791)   (240,830,564)   (480,715,543)
                               -------------  -------------  --------------  --------------  --------------  --------------
                                  3,603,271     21,956,495     100,695,710       6,847,398     415,274,519    (210,420,123)
                               -------------  -------------  --------------  --------------  --------------  --------------

Change in net assets from
     capital transactions      $  2,103,928   $ 51,672,942   $ 105,514,467   $  13,757,614   $ 565,367,391   $(201,872,963)
                               =============  =============  ==============  ==============  ==============  ==============

=========================================================================================================
                        YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                        OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
SHARE TRANSACTIONS:           2001          2000          2001          2000          2001          2000
=========================================================================================================
CLASS A SHARES
  Issued                    635,390     1,146,202     5,522,645       303,393     7,771,982       617,883
  Reinvested                 76,433         5,223       210,891        66,964       727,680       131,337
  Redeemed                 (896,303)     (426,371)   (5,454,703)     (171,605)   (1,372,386)     (635,871)
                        ------------  -------------  -----------  ------------  ------------  ------------
                           (184,480)      725,054       278,833       198,752     7,127,276       113,349
                        ------------  -------------  -----------  ------------  ------------  ------------
CLASS B SHARES
  Issued                    167,633       243,324       152,998       249,378       331,672       429,428
  Reinvested                 36,682         3,752       194,288        52,082       626,343        99,301
  Redeemed                  (90,573)      (24,920)     (130,166)      (86,389)     (299,872)     (363,616)
                        ------------  -------------  -----------  ------------  ------------  ------------
                            113,742       222,156       217,120       215,071       658,143       165,113
                        ------------  -------------  -----------  ------------  ------------  ------------
CLASS C SHARES
  Issued                    5,021(a)            -      10,762(a)            -      10,902(a)            -
  Reinvested                      -             -             -             -           5(a)            -
  Redeemed                   (22)(a)            -       (395)(a)            -       (240)(a)            -
                        ------------  -------------  -----------  ------------  ------------  ------------
                              4,999             -        10,367             -        10,667             -
                        ------------  -------------  -----------  ------------  ------------  ------------
CLASS D SHARES
  Issued                    302,509       911,315     5,119,321     3,325,097     5,343,008     3,663,054
  Reinvested                160,525        36,115    18,158,722     7,793,298    26,692,626     5,412,729
  Redeemed                 (351,934)     (192,924)  (13,862,386)  (10,819,539)  (12,365,126)  (16,052,999)
                        ------------  -------------  -----------  ------------  ------------  ------------
                            111,100       754,506     9,415,657       298,856    19,670,508    (6,977,216)
                        ------------  -------------  -----------  ------------  ------------  ------------
Total change in shares       45,361     1,701,716     9,921,977       712,679    27,466,594    (6,698,754)
                        ============  =============  ===========  ============  ============  ============

==========================================================================================================
(a)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


34  N A T I O N W I D E

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                              VALUE OPPORTUNITIES                GROWTH 20
                                                         -----------------------------  -----------------------------
                                                           YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                           OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
CAPITAL TRANSACTIONS:                                            2001         2000(a)           2001         2000(b)
=====================================================================================================================
CLASS A SHARES
  Proceeds from shares issued                            $ 10,508,867   $   2,661,531   $  1,631,560   $   1,847,984
  Proceeds from shares issued in connection with merger     7,329,504               -              -               -
  Dividends reinvested                                         55,917           7,565         77,517               -
  Cost of shares redeemed                                  (8,941,947)       (375,852)      (843,818)       (461,574)
                                                         -------------  --------------  -------------  --------------
                                                            8,952,341       2,293,244        865,259       1,386,410
                                                         -------------  --------------  -------------  --------------
CLASS B SHARES
  Proceeds from shares issued                               1,103,617         699,399        597,283         696,915
  Proceeds from shares issued in connection with merger     1,287,934               -              -               -
  Dividends reinvested                                          1,508           1,022         37,374               -
  Cost of shares redeemed                                    (238,124)        (37,468)      (103,525)              -
                                                         -------------  --------------  -------------  --------------
                                                            2,154,935         662,953        531,132         696,915
                                                         -------------  --------------  -------------  --------------
CLASS C SHARES
  Proceeds from shares issued                               121,396(c)              -       10,306(c)              -
  Dividends reinvested                                          149(c)              -              -               -
                                                         -------------  --------------  -------------  --------------
                                                              121,545               -         10,306               -
                                                         -------------  --------------  -------------  --------------
INSTITUTIONAL SERVICE CLASS SHARES
  Proceeds from shares issued                               9,261,737       4,251,668        189,783         667,168
  Dividends reinvested                                         62,478           6,905         32,513               -
  Cost of shares redeemed                                  (2,745,361)        (69,832)      (106,370)              -
                                                         -------------  --------------  -------------  --------------
                                                            6,578,854       4,188,741        115,926         667,168
                                                         -------------  --------------  -------------  --------------
Change in net assets from capital transactions           $ 17,807,675   $   7,144,938   $  1,522,623   $   2,750,493
                                                         =============  ==============  =============  ==============

=====================================================================================================================
                                                           YEAR ENDED     PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                           OCTOBER 31,      OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
SHARE TRANSACTIONS:                                              2001          2000(a)          2001         2000(b)
=====================================================================================================================
CLASS A SHARES
  Issued                                                      808,053         229,806        196,727         162,439
  Issued in connection with merger                            554,443               -              -               -
  Reinvested                                                    4,432             628          9,003               -
  Redeemed                                                   (679,178)        (31,513)      (128,378)        (41,239)
                                                         -------------  --------------  -------------  --------------
                                                              687,750         198,921         77,352         121,200
                                                         -------------  --------------  -------------  --------------
CLASS B SHARES
  Issued                                                       82,561          63,909         71,149          69,189
  Issued in connection with merger                             97,589               -              -               -
  Reinvested                                                      121              84          4,356               -
  Redeemed                                                    (18,280)         (3,198)       (15,159)              -
                                                         -------------  --------------  -------------  --------------
                                                              161,991          60,795         60,346          69,189
                                                         -------------  --------------  -------------  --------------
CLASS C SHARES
  Issued                                                      8,899(c)              -        1,532(c)              -
  Reinvested                                                     11(c)              -              -               -
                                                         -------------  --------------  -------------  --------------
                                                                8,910               -          1,532               -
                                                         -------------  --------------  -------------  --------------
INSTITUTIONAL SERVICE CLASS SHARES
  Issued                                                      680,506         362,601         21,369          66,667
  Reinvested                                                    4,952             584          3,767               -
  Redeemed                                                   (215,447)         (5,661)       (17,686)              -
                                                         -------------  --------------  -------------  --------------
                                                              470,011         357,524          7,450          66,667
                                                         -------------  --------------  -------------  --------------
Total change in shares                                      1,328,662         617,240        146,680         257,056
                                                         =============  ==============  =============  ==============

=====================================================================================================================
(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(c) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                                         N A T I O N W I D E  35

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


4.  TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Advisory Agreement, Villanova Mutual Fund Capital Trust ("VMF") manages the investment of the assets and supervises the daily business affairs of the Funds. With respect to the Value Opportunities Fund, VMF also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of its subadviser. The subadviser manages the Fund's investments and has the responsibility for making all investment decisions for the Fund. Under the terms of the Investment Advisory Agreement, each Fund pays VMF an investment advisory fee based on that Fund's average daily net assets. From such fees, pursuant to the subadvisory agreement, VMF pays fees to the subadviser.

Additional information regarding investment advisory fees for VMF and the subadvisory fees is as follows for the period ended October 31, 2001:




                                                         TOTAL       FEES      PAID TO
FUND (SUBADVISER)                    FEE SCHEDULE         FEES   RETAINED   SUBADVISER
=======================================================================================
Millennium Growth              Up to $250 million         1.03%      1.03%           -
                               On the next $750 million   1.00%      1.00%           -
                               On the next $1 billion     0.97%      0.97%           -
                               On the next $3 billion     0.94%      0.94%           -
                               On $5 billion and more     0.91%      0.91%           -
=======================================================================================
Growth and Total Return        Up to $250 million         0.60%      0.60%           -
                               On the next $750 million  0.575%     0.575%           -
                               On the next $1 billion     0.55%      0.55%           -
                               On the next $3 billion    0.525%     0.525%           -
                               On $5 billion and more     0.50%      0.50%           -
=======================================================================================
Value Opportunities            Up to $250 million         0.70%         -         0.70%
 (NorthPointe Capital, LLC)*   On the next $750 million  0.675%         -        0.675%
                               On the next $1 billion     0.65%         -         0.65%
                               On the next $3 billion    0.625%         -        0.625%
                               On $5 billion and more     0.60%         -         0.60%
=======================================================================================
Growth 20**                    Up to $500 million         0.90%      0.90%           -
                               On the next $1.5 billion   0.80%      0.80%           -
                               On $2 billion and more     0.75%      0.75%           -
=======================================================================================

* Affiliate of VMF.

** The Growth 20 Fund pays VMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the Fund's performance relative to its benchmark, the S&P 500 Index.  Thus, if the Fund outperforms its benchmark by
12% or more over a 36 month period, the Fund will pay higher management fees.
Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees.  No adjustment will take place if the under or overperformance is less than 12% and VMF will receive the applicable base fee.
The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations.  The base fee is either increased or decreased by the following amounts at each breakpoint:

                         FEE SCHEDULE                  FEE ADJUSTMENT
                         --------------------          --------------
                         Up to $500 million                 +/- 0.22%
                         Next $1.5 billion                  +/- 0.18%
                         $2 billion or more                 +/- 0.16%


36  N A T I O N W I D E

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

VMF has entered into Expense Limitation Agreements with the Trust on behalf of certain Funds. Pursuant to the Expense Limitation Agreements, VMF has agreed to waive fees or otherwise reimburse expenses of certain Funds in order to limit annual Fund operating expenses at or below stated expense caps through at least February 28, 2002. The following table illustrates the stated expense caps for each class of shares for the period ended October 31, 2001:

     EXPENSE CAPS
                     =========================================================================
FUND                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES       CLASS D SHARES
==============================================================================================
Millennium Growth             1.63%            2.23%            2.23%                   1.30%

                                                                        INSTITUTIONAL SERVICE
                     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES            CLASS SHARES
==============================================================================================
Value Opportunities           1.35%            1.95%            1.95%                   1.00%
Growth 20                     1.60%            2.20%            2.20%                   1.30%

VMF may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by VMF pursuant to the Expense Limitation Agreement at a later date not to exceed five fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by VMF is not permitted. As of the period ended October 31, 2001, the cumulative potential reimbursements were $308,760 and $248,773 for the Value Opportunities and Growth 20 Funds, respectively.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Advisory Services, Inc. ("NAS"), the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B and Class C shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares and 1.00% for Class B and Class C shares.

Pursuant to an Underwriting Agreement, NAS serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C and Class D shares. Such fees are deducted from and are not included in proceeds from sales of Class A, Class C and Class D shares. From such fees, NAS pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C and Class D shares of the Funds. NAS also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges (CDSCs) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC fee of 1% imposed on redemptions of Class C shares made within 1 year of purchase. For the year ended October 31, 2001, NAS received commissions of $1,544,782 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $1,490,579 was reallowed to affiliated broker-dealers of the Funds. The Board of Trustees approved a change in the principal underwriter of the Trust from NAS to Villanova Distribution Services, Inc. (whose name will change to Gartmore Distribution Services, Inc. when it becomes the underwriter). As of October 31, 2001 the change in underwriter has not occurred, but it is anticipated to occur during 2002.

Effective June 18, 2001, the Millennium Growth, Value Opportunities and Growth 20 Funds began assessing a redemption fee on all classes of shares that are purchased after June 18, 2001, and are sold or exchanged within 90 days of purchase (within 30 days for the Growth 20 Fund). The redemption fee is 1.50% for the Millennium Growth and Value Opportunities Funds and 2.00% for the Growth 20 Fund. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.


                                                         N A T I O N W I D E  37

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA") receives fees from the Funds for providing various administrative and accounting services. These fees are calculated daily based on the Funds' average daily net assets and paid monthly. During the period ended October 31, 2001, the Funds incurred fund administration fees according to the following schedule:

               FUND ADMINISTRATION FEE SCHEDULE*
          --------------------------------------------
                     Up to $250 million      0.07%
               On the next $750 million      0.05%
                 On $1 billion and more      0.04%

* THE FUND ADMINISTRATION FEE FOR THE VALUE OPPORTUNITIES AND GROWTH 20 FUNDS IS SUBJECT TO A MINIMUM OF $75,000 PER FUND PER YEAR.

VSA has entered into an agreement with BISYS Fund Services Ohio, Inc. to provide sub-administration services to the Funds.

Nationwide Investors Services, Inc. ("NISI"), a subsidiary of VSA, serves as Transfer and Dividend Disbursing Agent for the Funds. For these services, NISI received fees at $20 per account for Class A, Class B, Class C and Class D shares and 0.01% of the average daily net assets of the Institutional Service Class shares.

NISI has entered into an agreement with BISYS Fund Services Ohio, Inc. to provide sub-transfer agency services to the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services (NFS), and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D and Institutional Service Class shares.

As of October 31, 2001, the adviser or affiliates of the adviser directly held 52% of the shares outstanding of the Growth 20 Fund.

5. BANK LOANS

NMF currently has an unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. On occasion during the year, each of the Funds temporarily borrowed funds. The interest costs for Millennium Growth, Growth, Total Return, Value Opportunities and Growth 20 were $17,910, $4,253, $6,343, $190 and $135, respectively, and are included in custodian fees in the Statements of Operations. No compensating balances are required under the terms of the line of credit. The Funds had no outstanding borrowings as of October 31, 2001.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001, are summarized as follows:

FUND                   PURCHASES         SALES
===================================================
Millennium Growth    $  243,250,773  $  243,479,415
Growth                1,109,606,237   1,133,689,468
Total Return          1,400,162,036   1,311,517,812
Value Opportunities      39,566,495      24,638,187
Growth 20                26,295,313      24,949,756
===================================================


38  N A T I O N W I D E

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


7.  FEDERAL INCOME TAX INFORMATION

As of October 31, 2001, the following Funds had net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                      AMOUNT     EXPIRES
==============================================
Millennium Growth  $ 35,665,418     2009
Growth              239,299,860     2009
Total Return         98,598,182     2009
Growth 20             1,623,938     2009



During the fiscal year ended October 31, 2001, the Funds paid long-term capital gain distributions as follows:

                           AMOUNT
==========================================
Millennium Growth     $   3,451,555
Growth                  178,622,036
Total Return            593,012,508

8. SUBSEQUENT EVENT

At a regular quarterly meeting of the Board of Trustees on November 29, 2001, the Board considered and approved the following transactions:

(a) Approved a name change of the Gartmore Growth 20 Fund to the Gartmore U.S. Growth Leaders Fund which will become effective on or about January 25, 2002.

(b) Approved a change in the Fund Administration Agreement and the Transfer and Dividend Disbursing Agent Agreement so that the services provided under both agreements are covered by a combined fee schedule as follows:

          FEE SCHEDULE BASED ON TRUST LEVEL NET ASSETS
         -----------------------------------------------
                             Up to $1 billion     0.25%
            Between $1 billion and $3 billion     0.18%
            Between $3 billion and $4 billion     0.14%
            Between $4 billion and $5 billion     0.07%
           Between $5 billion and $10 billion     0.04%
          Between $10 billion and $12 billion     0.02%
                      On $12 billion and more     0.01%

     The fees are calculated based on Trust level average daily net assets and are allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund. The above fee schedule became effective on December 1, 2001.

9.  OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended October 31, 2001 qualify for the corporate dividends received deduction for the following Funds:

                      PERCENTAGE
========================================
Millennium Growth          1.42%
Total Return             100.00%
Value Opportunities      100.00%
Growth 20                 23.00%


                                                         N A T I O N W I D E  39

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
of Nationwide Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Gartmore Millennium Growth Fund, Gartmore Growth Fund (formerly Nationwide Growth Fund), Gartmore Total Return Fund (formerly Nationwide Fund), Gartmore Value Opportunities Fund (formerly Nationwide Value Opportunities Fund), and Gartmore Growth 20 Fund (the Funds), each a series of Nationwide Mutual Funds, as of October 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by confirmation with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds, as of October 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
COLUMBUS, OHIO
DECEMBER 14, 2001


40  N A T I O N W I D E

INVESTMENT ADVISER
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428

TRANSFER AGENT
Nationwide Investor Services, Inc.
P.O. Box 1492
Columbus, OH 43216-1492

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263-0001

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITOR
KPMG LLP
191 West Nationwide Blvd.
Suite 500
Columbus, OH 43215

DISTRIBUTOR
Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, OH 43216-1492



TRUSTEES
Joseph J. Gasper, Chairman
Columbus, Ohio

Charles E. Allen
Detroit, Michigan

Paula H. J. Cholmondeley
Boston, Massachusetts

C. Brent DeVore
Westerville, Ohio

Robert M. Duncan
Columbus, Ohio

Barbara L. Hennigar
Aurora, Colorado

Paul J. Hondros
Conshohocken, Pennsylvania

Thomas J. Kerr, IV
Westerville, Ohio

Douglas F. Kridler
Columbus, Ohio

Arden L. Shisler
Dalton, Ohio

David C. Wetmore
Reston, Virginia


OFFICERS
Joseph J. Gasper
Chairman

Kevin S. Crossett
Secretary

Elizabeth A. Davin
Assistant Secretary

Michael A. Krulikowski
Assistant Secretary

Alaina V. Metz
Assistant Secretary

Zita A. Resurreccion
Assistant Secretary

Dina A. Tantra
Assistant Secretary

Gerald J. Holland
Treasurer

William J. Baltrus
Assistant Treasurer

Joseph Finelli
Assistant Treasurer

Laurice A. Frysinger
Assistant Treasurer

Bryan C. Haft
Assistant Treasurer

Edwin P. McCausland
Assistant Treasurer

Mark R. Thresher
Assistant Treasurer

Mary L. Vitale
Assistant Treasurer


ABOUT PERFORMANCE+

The performance of the funds, as reflected on pages 5, 8 and 11, includes performance of their respective predecessor funds prior to reorganization. In addition, the performance of the Class A, Class B and Class C shares prior to such date has been restated for sales charges but not for fees applicable to such classes. The reorganization of the funds took place May 11, 1998. The predecessor to the Millennium Growth Fund was the Financial Horizons Investment Trust Growth Fund. The Nationwide Mutual Funds were preceded by funds of the Nationwide Investing Foundation or Nationwide Investing Foundation II. Inception-to-date class-specific total returns can be found in the Financial Highlights, which start on page 27.

This report is for the information of shareholders of the Nationwide Family of Funds. For more complete information regarding any of the mutual funds within the Nationwide Family of Funds, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send any money.

Nationwide is a registered Federal Service mark of the Nationwide Mutual Insurance Company.

A FOUNDATION OF STRONG PRINCIPLES

We built Villanova Capital on four core values:

CLIENT FOCUS. As the stewards of our clients' assets, we must deliver on our promise to manage their assets in a manner consistent with their objectives. Thus, a growth portfolio must concentrate on growth only, just as a value or core portfolio must adhere strictly to its mandate.

PEOPLE. We must attract and retain talented and committed professionals, and we must provide them with the best research and technology tools available to do their jobs well.

PERFORMANCE. We must strive to produce competitive risk-adjusted results for our investors and work to ensure that our funds follow consistent, well-articulated and repeatable investment processes.

INTEGRITY. We must uphold our pledge to maintain the highest level of integrity in all aspects of our business.


NATIONWIDE(R) FAMILY OF FUNDS
offered by Villanova Capital through Nationwide Advisory Services, Inc.

Shareholder Services:
1-800-848-0920

Fund Information
24 Hours a Day, 7 Days a Week:
1-800-637-0012

WWW.NATIONWIDEFUNDS.COM
-----------------------

NATIONWIDE
Family of Funds

P.O. Box 182205
Columbus, OH  43218-2205

October 2001
Annual Report